UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

IDT Corporation

(Name of Registrant as Specified In Its Charter)

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IDT CORPORATION

520 Broad Street

Newark, New Jersey 07102

(973) 438-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:00 a.m., local time, Thursday, December 11, 2025

PLACE:	Offices of IDT Corporation, 520 Broad Street, Newark, New Jersey 07102

ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.

	2.	To approve an amendment to the IDT Corporation 2024 Equity Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 175,000.

	3.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on October 17, 2025.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING IN-PERSON ADMISSION:	If you were a stockholder of record as of the close of business in New York, New York on October 17, 2025, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of October 17, 2025 with you to the Annual Meeting, as well as a form of personal photo identification. The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at invest@idt.net to RSVP.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@idt.net or by calling IDT Investor Relations at (973) 438-3838.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE IDT CORPORATION STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 11, 2025:

The Notice of Annual Meeting and Proxy Statement and the 2025 Annual Report are available at:

www.idt.net/investors-and-media

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason
Executive Vice President, General Counsel and Corporate Secretary

Newark, New Jersey

October 30, 2025

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PROXY STATEMENT

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of IDT Corporation, a Delaware corporation (the “Company” or “IDT”) as of the close of business in New York, New York on October 17, 2025, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Thursday, December 11, 2025 at 11:00 a.m., local time, at the offices of IDT, 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 7, 2025.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on October 17, 2025 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had 25,072,591 shares outstanding and entitled to vote at the Annual Meeting, consisting of 1,574,326 shares of Class A Common Stock and 23,498,265 shares of Class B Common Stock. The remaining shares issued (which are not deemed to be outstanding), consisting of 1,698,000 shares of Class A Common Stock and 5,030,430 shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast have voted in favor of any proposal.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of shares of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

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All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (or “SEC”), the Board of Directors did not know of any other matters to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Executive Vice President, General Counsel and Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the outstanding Class A Common Stock and Class B Common Stock (voting together and excluding the shares owned by the Company as those shares are not considered to be outstanding), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1) and the adoption of an amendment to the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) (Proposal No. 2). This means that the number of votes cast “for” a director nominee or Proposal No. 2 must exceed the number of votes cast “against” that director nominee or Proposal No. 2, respectively. Abstentions are not counted as votes “for” or “against” a nominee or Proposal No. 2.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1) and the adoption of an amendment to the 2024 Plan (Proposal No. 2) or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

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Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-1000, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2025 refers to the Fiscal Year ended July 31, 2025).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the New York Stock Exchange’s corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with Sections 303A.09 and 303A.10 of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at https://www.idt.net/investors-and-media/governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 303A of the New York Stock Exchange Listed Company Manual, because more than 50% of the voting power of the Company is controlled by one individual, Howard S. Jonas, who serves as Chairman and Chairman of the Board of Directors. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of the voting directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the voting members of the Board of Directors and the director nominees are independent in accordance with Section 303A.02 of the New York Stock Exchange Listed Company Manual and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the New York Stock Exchange requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee and Nominating Committee, each of which is comprised entirely of independent directors.

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Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the voting members of the Board of Directors, and each member of the Audit Committee, Compensation Committee, Corporate Governance Committee and Nominating Committee, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at https://www.idt.net/investors-and-media/governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange’s definition of “independence.” The Board of Directors considers all relevant facts and circumstances known to it in making a determination of independence, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.	During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.	During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.	(a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.	Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.	The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of the Securities Exchange Act of 1934, as amended.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Eric F. Cosentino, Irwin Katsof and Judah Schorr is independent in accordance with the Corporate Governance Guidelines and Section 2014.10A-3 of the Securities Exchange Act of 1934 and, thus, that a majority of the current voting members of the Board of Directors, a majority of the director nominees, and each current member of the Audit, Compensation, Corporate Governance and Nominating Committees is independent. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company and who is deemed independent by the Board of Directors. Therefore, none of Howard S. Jonas, Bill Pereira or Elaine S. Yatzkan is a non-employee director. None of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

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Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1—Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills, including as to personal factors of nominees and the diverse perspectives that nominees may bring to their service on the Board, that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested parties may communicate with: (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors, by contacting the Lead Independent Director (currently Eric F. Cosentino); and (iii) the Audit, Compensation, Corporate Governance or Nominating Committees of the Board of Directors, by contacting the respective chairmen of such committees. All communications should be in writing, should indicate in the address whether the communication is intended for the Lead Independent Director, the Chairman of the Board, or a Committee Chairman, and should be directed care of IDT Corporation’s Corporate Secretary, Joyce J. Mason, Esq., Stockholder Communications, IDT Corporation, 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors, to the Lead Independent Director, who will, in turn, relay such correspondence to the other non-employee directors, and (iii) intended for the Audit, Compensation, and/or Corporate Governance Committees, to the Chairmen of such committees, who will, in turn, relay such correspondence to the members of the applicable committee(s).

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

●	Obscene materials;

●	Unsolicited marketing or advertising material or mass mailings;

●	Unsolicited newsletters, newspapers, magazines, books and publications;

●	Surveys and questionnaires;

●	Resumes and other forms of job inquiries;

●	Requests for business contacts or referrals;

●	Material that is threatening or illegal; or

●	Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

●	Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

●	Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

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BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held four regularly scheduled meetings and a total of eight meetings in Fiscal 2025. In Fiscal 2025, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors on which each such director served.

Directors are encouraged to attend the Company’s annual meeting of stockholders. All of the current members of the Board of Directors attended the 2024 annual meeting of stockholders either in person or via video/telephonic conference.

Board of Directors Leadership Structure and Risk Oversight Role

Howard S. Jonas has served as Chairman of the Board since the Company’s inception and has served as Chairman, an executive officer position, since September 2022. From October 2009 through December 2013, he also served as Chief Executive Officer. On January 1, 2014, Shmuel Jonas, who served as the Company’s Chief Operating Officer from June 2010 through December 2013, was elected as Chief Executive Officer of the Company. Howard S. Jonas is Chairman of the Board and provides overall leadership to the Board of Directors in its oversight function. An important purpose of the risk management and oversight roles of the Audit, Compensation, Corporate Governance and Nominating Committees discussed below, which are comprised solely of independent directors, is to provide an appropriate and effective balance to the Chairman of the Board role.

The Company’s Eighth Amended and Restated By-Laws enable the Board of Directors to appoint one or more ex-officio (non-voting) directors. Since March 24, 2021, Bill Pereira has served as an ex-officio (non-voting) member of the Board of Directors.

The Board of Directors selects the Chairman of the Board at the annual meeting of the Board of Directors, which occurs promptly after the Annual Meeting.

Section 303A.03 of the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines require that the independent directors of the Company meet privately without management at regularly scheduled executive sessions. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Eric F. Cosentino, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since December 17, 2009. The Board of Directors determined that the role of Lead Independent Director is important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees conduct annual self-assessments in private executive sessions to review and monitor their respective continued effectiveness.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

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Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

The Audit Committee

The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee consists of Mr. Katsof (Chairman), Rev. Cosentino and Dr. Schorr. The Audit Committee held eight meetings during Fiscal 2025. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 303A.07(b) and Section 303A.02 of the New York Stock Exchange Listed Company Manual and Rule 10A-3(b) under the Securities Exchange Act of 1934, (ii) all of the members of the Audit Committee are financially literate and (iii) that Mr. Katsof qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2015 Stock Option and Incentive Plan (the “2015 Plan”) and the 2024 Plan and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock options, restricted stock, deferred stock units and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Rev. Cosentino (Chairman), Mr. Katsof and Dr. Schorr. The Compensation Committee held seven meetings during Fiscal 2025. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have served as an officer or employee of the Company or have any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served in Fiscal 2025 or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

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The Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interest of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the annual self-evaluations of the Board of Directors, the Audit Committee, the Corporate Governance Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Rev. Cosentino (Chairman), Mr. Katsof and Dr. Schorr. The Corporate Governance Committee held six meetings in Fiscal 2025. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above.

The Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Rev. Cosentino (Chairman) and Dr. Schorr. The Board of Directors has determined that both of the members of the Nominating Committee are independent within the meaning of Section 303A.02 of the New York Stock Exchange Listed Company Manual and the categorical standards set forth above. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://www.idt.net/investors-and-media/governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held two meetings in Fiscal 2025.

FISCAL 2025 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2025 was comprised of equity compensation, consisting of awards of restricted shares of Class B Common Stock, and cash compensation.

Director Equity Grants

During Fiscal 2025, pursuant to the 2024 Plan, each non-employee director of the Company received, on January 6, 2025, an automatic grant of 1,053 restricted shares of Class B Common Stock, which vested in full immediately upon grant and which had a value of $49,991 based on the average of the high and the low trading prices of Class B Common Stock on the trading day immediately prior to the grant date. A new non-employee director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amount specified above, pro-rated based on the calendar quarter of the year in which such person became a director. Accordingly, during Fiscal 2025, Irwin Katsof received an additional grant of 369 restricted shares (25% of the 1,476 restricted shares granted to directors in January 2024 for the full year of service) of Class B Common Stock on December 12, 2024 when he was elected to the Board of Directors, which vested in full immediately upon grant and which had a value of $19,140 based on the average of the high and the low trading prices of Class B Common Stock on the trading day immediately prior to the grant date. The stock is granted on a going-forward basis before the director completes his or her service for the calendar year. All such grants of stock to non-employee directors are subject to certain terms and conditions described in the 2024 Plan.

Board of Directors Retainers

Each non-employee director of the Company receives an annual cash retainer of $50,000 thatis paid in equal quarterly payments provided the non-employee director attended at least 75% of the regularly scheduled meetings of the Board of Directors that quarter. The annual cash retainer is pro-rated (by calendar quarter based on the calendar quarter when service on the Board of Directors began or ended) for non-employee directors who join the Board of Directors or depart from the Board of Directors during the calendar year, if such director attended 75% of the regularly scheduled meetings of the Board of Directors for such quarter. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the retainer in the case of mitigating circumstances.

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Committee Fees

Directors do not receive fees for committee service.

Lead Independent Director

The Lead Independent Director receives an additional annual cash retainer of $50,000, paid in equal quarterly amounts upon the completion of each quarter of service. Eric F. Cosentino has served as the Lead Independent Director since December 17, 2009.

Fiscal 2025 Director Compensation Table

The following table lists Fiscal 2025 compensation for any person who served as a non-employee director during Fiscal 2025. This table does not include compensation to Howard S. Jonas, Bill Pereira or Elaine S. Yatzkan, as they are not non-employee directors and do not receive any compensation for service as members of the Board of Directors.

Name	Dates of Board Service During Fiscal 2025	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Eric F. Cosentino	08/01/2024–07/31/2025	100,000	(1)	50,291	(2)	0	150,291
Irwin Katsof	12/12/2024–07/31/2025	37,500	(3)	69,280	(4)	0	106,780
Judah Schorr	08/01/2024–07/31/2025	50,000	(5)	50,291	(2)	0	100,291
Michael Chenkin	08/01/2024–12/12/2024	25,000	(6)	0		0	25,000

(1)	Consists of (a) $50,000, which represents the annual Board of Directors retainer earned in Fiscal 2025, and (b) $50,000, which represents the Lead Independent Director Fee earned in Fiscal 2025.

(2)	Represents the grant date fair value of an award of 1,053 restricted shares of Class B Common Stock on January 6, 2025, computed in accordance with FASB ASC Topic 718.

(3)	Represents the annual Board of Directors retainer earned in Fiscal 2025, pro-rated for three calendar quarters.

(4)	Represents the grant date fair value of (a) an award of 369 restricted shares of Class B Common Stock on December 12, 2024, and (b) an award of 1,053 restricted shares of Class B Common Stock on January 6, 2025, each computed in accordance with FASB ASC Topic 718.

(5)	Represents the annual Board of Directors retainer earned in Fiscal 2025.

(6)	Represents the annual Board of Directors retainer earned in Fiscal 2025, pro-rated for the two calendar quarters during which he served on the Board of Directors.

As of July 31, 2025, non-employee directors held the following shares of Class B Common Stock granted for their service as directors. Non-employee directors did not hold any options to purchase shares of the Company’s capital stock as of July 31, 2025.

Name	Class B Common Stock
Eric F. Cosentino	253
Irwin Katsof	1,422
Judah Schorr	71,439

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RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee at its next regularly scheduled meeting. The Corporate Governance Committee will evaluate all options available, including approval, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

There is a father/son relationship between Howard S. Jonas, Chairman and Chairman of the Board, and Shmuel Jonas, Chief Executive Officer. Howard Jonas holds voting control over a controlling interest in the Company. Howard Jonas’ and Shmuel Jonas’ total compensation during Fiscal 2025 are set forth in the Summary Compensation Table of this Proxy Statement.

There is a brother/sister relationship between Howard S. Jonas, and Joyce J. Mason, General Counsel, Corporate Secretary and Executive Vice President. Howard Jonas’ total compensation during Fiscal 2025 is set forth in the Summary Compensation Table of this Proxy Statement. Joyce Mason’s total compensation during Fiscal 2025 was $412,800.

On October 28, 2011, the Company spun off its subsidiary, Genie Energy Ltd. (“Genie”). In connection with the spin-off, the Company and Genie entered into a Transition Services Agreement, dated October 28, 2011 (the “Genie TSA”), pursuant to which the Company provides certain services to Genie, for which Howard S. Jonas serves as the Chairman of the Board and owns a controlling interest, and for which Michael Stein, his son-in-law, is the Chief Executive Officer. The services under the Genie TSA include, but are not limited to, services relating to human resources, employee benefits administration, system support and treasury, tax, facilities, investor relations and legal. Furthermore, the Company granted Genie a license to use the IDT name for its Retail Energy Provider business. Genie paid the Company a total of approximately $1,068,667 for services provided by the Company pursuant to the Genie TSA during Fiscal 2025. As of July 31, 2025, Genie owed the Company approximately $211,831 for such services. Additionally, Genie provided human resources, legal and administrative services to the Company pursuant to the Genie TSA. The Company paid Genie a total of approximately $157,425 for services provided to the Company by Genie pursuant to the Genie TSA during Fiscal 2025. As of July 31, 2025, the Company owed Genie approximately $10,985 for such services.

On June 1, 2016, the Company spun off its subsidiary, Zedge, Inc. (“Zedge”). Zedge and the Company entered into a Transition Services Agreement (the “Zedge TSA”), effective June 1, 2016. This constitutes a Related Person Transaction because Howard S. Jonas is a director and Vice Chairman of Zedge and his son, Michael Jonas, is the Chairman of the board of directors, Executive Chairman, and the controlling stockholder of Zedge. Pursuant to the Zedge TSA, the Company provides legal services to Zedge. Zedge paid the Company a total of $126,000 for legal services provided by the Company pursuant to the Zedge TSA during Fiscal 2025. In addition, the Company paid Zedge $86,000 for consulting services provided to the Company by a Zedge employee. As of July 31, 2025, Zedge owed the Company $1,000.

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On March 26, 2018, the Company spun off its subsidiary, Rafael Holdings, Inc. (“Rafael”). In connection with the spin-off, the Company and Rafael entered into a Transition Services Agreement, dated March 26, 2018 (the “Rafael TSA”), pursuant to which the Company provides certain services to Rafael, for which Howard S. Jonas serves as the Chairman of the board of directors and owns a controlling interest. The services include, but are not limited to, administrative, tax, and legal. The Company billed Rafael a total of $275,323 under the Rafael TSA during Fiscal 2025. As of July 31, 2025, Rafael owed the Company $59,460 for such services.

In Fiscal 2025, in connection with a rights offering consummated by Rafael, the Company purchased 168,122 shares of Rafael’s Class B common stock for $215,196. The terms of the Company’s participation in the rights offering were identical to those for other Rafael stockholders.

The Company occupies approximately 42,300 square feet in a building and has parking rights in a garage located at 520-536 Broad St, Newark, New Jersey that was previously owned by Rafael. On August 22, 2022, Rafael sold the building and parking garage to an unrelated third party. The Company leases office space in Jerusalem, Israel from Rafael. The Company paid Rafael $370,000 for office rent during Fiscal 2025. As of July 31, 2025, IDT owed Rafael $92,725 for office rent.

On April 28, 2025, the Company exercised its option pursuant to an Exchange and Option Agreement with Alexander Mason, son of Joyce Mason, pursuant to which the Company exchanged 127,500 shares of National Retail Solutions, Inc. (“NRS”), a subsidiary of the Company, for 7,685 shares of Class B Common Stock of the Company (valued at $395,250).

In Fiscal 2024, NRS and Zedge entered into a marketing relationship.  During Fiscal 2025, Zedge received $156,000 from this Agreement.

In Fiscal 2024, NRS and CTM Media Group entered into a marketing relationship.  This constitutes a Related Person Transaction because Howard S. Jonas is the owner of CTM Media Group.  NRS billed CTM Media Group a total of $532,667 pursuant to the marketing relationship during Fiscal 2025.  As of July 31, 2025, CTM Media Group owed NRS $532,667 for such services.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership as of the close of business on October 17, 2025, of Class A Common Stock and Class B Common Stock by (i) each person or entity known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers for Fiscal 2025 (who are listed under Executive Compensation below), and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on October 17, 2025 and all shares are owned directly. Percentage ownership information is based on the following amounts of issued and outstanding shares: 1,574,326 shares of Class A Common Stock and 23,498,265 shares of Class B Common Stock. The percentage ownership numbers reported below for Class B Common Stock assume the conversion of all 1,574,326 currently outstanding shares of Class A Common Stock into shares of Class B Common Stock on a one-for-one basis. In computing the number of shares of Class B Common Stock beneficially owned by a person and the percentage ownership of that person, we considered shares of Class B Common Stock subject to options held by that person that are currently exercisable or exercisable within sixty days of October 17, 2025 and Class B Common Stock issuable upon the vesting of deferred stock units within sixty days of October 17, 2025 to be outstanding and to be owned by the applicable person.

Name	Number of Shares of Class A Common Stock		Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power δ
Howard S. Jonas 520 Broad Street Newark, NJ 07102	1,574,326	(1)	100%	2,630,104	(2)	17.9%	70.5%
Blackrock, Inc. 55 East 52nd Street New York, NY 10055				1,430,990	(3)	6.1%	2.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355				1,216,941	(3)	5.2%	1.7%

Shmuel Jonas				184,811	(4)	*	*
Bill Pereira				45,972	(5)	*	*
Marcelo Fischer				73,302	(6)	*	*
Menachem Ash				54,613	(7)	*	*
David Wartell				—		—	—
Eric F. Cosentino				53		*	*
Irwin Katsof				1,422		*	*
Judah Schorr				128,571	(8)	*	*
Elaine S. Yatzkan				—		—	—
All directors, Named Executive Officers and other executive officers as a group (13 persons)	1,574,326		100%	4,798,034	(9)	20.4%	71.3%

*	Less than 1%.

δ	Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options as option holders have no voting rights related to the shares underlying the options.

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(1)	Owned by IDT A Partners, L.P.
(2)	Consists of (a) 62,851 shares of Class B Common Stock held directly, (b) 197,641 shares of Class B Common Stock owned by the Jonas Foundation, (c) 1,811,711 shares of Class B Common Stock owned by the Howard S. Jonas 2019 Remainder Trust, (d) 342,779 shares of Class B Common Stock owned by Chartwell Holding, LLC, (e) 211,269 shares of Class B Common Stock held by the Debbie Jonas 2018 Dynasty Trust, and (f) 3,853 shares of Class B Common Stock held by Howard S. Jonas in his IDT Corporation 401(k) Plan account as of September 30, 2025.

Does not include (a) 123,598 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own those shares, (b) an aggregate of 3,468,979 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not exercise or share voting or investment control over those shares, (c) 160,000 shares of Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity), (d) 1,574,326 shares of Class A Common Stock (which are convertible into Class B Common Stock) owned by IDT A Partners, L.P., (e) shares representing 3.1% of the outstanding common stock of net2phone 2.0, Inc., a subsidiary of the Company, or (f) shares representing 2.4% of the outstanding common stock of National Retail Solutions, Inc., a subsidiary of the Company.

(3)	According to the applicable Schedule 13G as filed by the applicable beneficial owner.

(4)

Consists of (a) 172,166 shares of Class B Common Stock owned directly, (b) 5,057 shares of Class B Common Stock held by a trust for the benefit of Shmuel Jonas, (c) options to purchase 6,032 shares of Class B Common Stock that are exercisable within 60 days of October 17, 2025, and (d) 1,556 shares of Class B Common Stock owned by Shmuel Jonas’ wife.

Does not include (a) 649,106 shares of Class B Common Stock owned by trusts for the benefit of Shmuel Jonas, which trusts are controlled by an independent trustee, as Shmuel Jonas does not hold or share investment control of such shares; (b) shares representing 2.6% of the outstanding common stock of net2phone 2.0, Inc., a subsidiary of the Company; or (c) shares representing 7.2% of the outstanding common stock of National Retail Solutions, Inc., a subsidiary of the Company.

(5)	Consists of (a) 42,500 shares of Class B Common Stock owned directly, and (b) 3,472 shares of Class B Common Stock held by Mr. Pereira in his IDT Corporation 401(k) Plan account as of September 30, 2025. Does not include shares representing 0.3% of the outstanding common stock of net2phone 2.0, Inc., a subsidiary of the Company.

(6)	Consists of (a) 64,513 shares of Class B Common Stock owned directly, (b) options to purchase 6,032 shares of Class B Common Stock that are exercisable within 60 days of October 17, 2025, and (c) 2,757 shares of Class B Common Stock held by Mr. Fischer in his IDT Corporation 401(k) Plan account as of September 30, 2025.

(7)	Consists of (a) 51,756 shares of Class B Common Stock owned directly, and (b) 2,857 shares of Class B Common Stock held by Mr. Ash in his IDT Corporation 401(k) Plan account as of September 30, 2025.

(8)	Consists of (a) 121,439 shares of Class B Common Stock owned directly, (b) 7,000 shares of Class B Common Stock held in the Schorr Family Trust, and (c) 132 shares of Class B Common Stock in an IRA.

(9)	Consists of the shares set forth above with respect to the Named Executive Officers and directors, and the following shares of Class B Common Stock beneficially owned by other executive officers of the Company: (a) 96,305 shares of Class B Common Stock held by other executive officers and their immediate families, which includes 1,172 restricted shares of Class B Common Stock that vest, and vest in full, only if the Class B Common Stock closes above $72.50 per share of either the average of ten (10) trading days or ten (10) consecutive trading days prior to October 15, 2027; (b) 7,159 shares of Class B Common Stock held by other executive officers in their respective IDT Corporation 401(k) Plan accounts as of September 30, 2025; and (c) 1,396 shares of Class B Common Stock purchased through the Company’s Employee Stock Purchase Program held by an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the New York Stock Exchange. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2025.

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EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s 2025 Proxy Statement. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in IDT’s 2025 Proxy Statement.

Eric Cosentino, Chairman

Irwin Katsof

Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of our financial condition and results of operations included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2025, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our board of directors to: (i) oversee our general compensation policies; (ii) determine the base salary and bonus, if any, to be paid each year to each of our executive officers; (iii) oversee our compensation policies and practices as they relate to our risk management; and (iv) determine the compensation to be paid each year to our non-employee directors for service on our board of directors and the various committees of our board of directors. In addition, the Compensation Committee administers our Stock Option and Incentive Plans with respect to restricted stock, stock options or other equity-based awards. Further, from time to time, certain individuals have received grants of equity in certain of our subsidiaries and any grants in subsidiaries to our executive officers must be approved by the Compensation Committee. Restricted shares of Class B common stock are granted to our non-employee directors automatically on an annual basis under our 2015 Plan and 2024 Plan, and under other policies adopted by the Board and Compensation Committee.

Elements of Compensation

The three broad components of our executive officer compensation are annual base salary, annual bonus awards, and long-term equity-based incentive awards, including (i) awards that may have time and performance-based vesting conditions and that may present the recipient with additional growth opportunities through decisions to remain at risk related to continued employment, and (ii) in certain circumstances, awards in, or related to, equity of subsidiaries or operating units, where the individual recipient has specific responsibilities related to that subsidiary or unit or has significant ability, through job performance, to impact meaningfully the value of that operation. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers, as well as for the Company, in the context of our overall compensation policy. Additionally, the Compensation Committee reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are approved by the Compensation Committee in each fiscal year. Management and the Compensation Committee believe that our current compensation plans are serving their intended purposes and are functioning reasonably. Below is a description of the general policies and processes that govern the compensation paid to our executive officers, as reflected in the accompanying compensation tables.

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Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide sufficient compensation to attract the individuals necessary to meet our current needs and planned organic growth and changes in operations, as well as for the business units that represent longer-term growth initiatives and provide them with the proper incentives to motivate those individuals to perform their duties and execute their roles in order to achieve our long-term plans.

The base salary that we pay to each of our Named Executive Officers is based on the responsibilities undertaken by the respective individuals, if applicable, the business unit managed and its complexity and role within the Company, and the marketplace for employment of people of similar skills and backgrounds. The base salaries paid are determined by discussions with the covered individual and his or her manager, as well as budgetary considerations. Such base salaries are approved by the relevant members of our senior management and, in the case of executive officers and, from time to time, certain other key, highly compensated individuals, the Compensation Committee.

Incentive compensation is designed to reward contributions towards achieving the Company’s, or one or more business units’ goals for the current period, as well as for the longer term. Bonuses are generally a reward for performance in the relevant period and equity awards also provide incentive to contribute to future performance and growth and to align our personnel’s interest with those of our stockholders.

The Compensation Committee, with recommendations from the Company’s management, sets goals for executive compensation in each fiscal year. These goals are set for the Company and for specific operating divisions and are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives. The Company’s practice has evolved to setting detailed financial, operational and strategic goals to provide ample metrics against which to measure performance of the Company, each business or other unit, and the contributions of senior corporate and divisional personnel toward the achievement of (or failure to achieve) the goals.

The Compensation Committee’s decisions regarding bonuses are primarily subjective and specific to each Named Executive Officer and are made by the Committee in its discretion after an overall assessment of all of the factors it deems appropriate, which includes, but is not limited to, the specific Company-wide goals, the individual’s role in achieving those goals, if relevant, the performance of the business unit or units over which the individual exercised management or with respect to which the individual contributed, and other accomplishments during the fiscal year that were deemed relevant in specific instances. Following the end of the fiscal year, our management sets Company-wide bonus amounts (in terms of total budget for bonuses, percentages of base compensation for individuals and relation to prior years’ bonuses) and for the fiscal year then-ended, based on Company performance and available resources. Proposed bonuses for executive officers are then presented to the Compensation Committee. The bonus amount awarded to each executive officer is the result of subjective proposals made by management and determination of the Compensation Committee with respect to each subject individual, based on Company and individual performance, particularly relative to the performance goals set by the Compensation Committee for the fiscal year, and levels relative to the bonuses of other personnel and officers.

Executive officers are eligible to receive cash bonuses of up to 100% of base salary (or higher upon extraordinary performance or other circumstances as determined by the Compensation Committee) based upon performance, including the specific financial and other goals set by the Compensation Committee, which goals are Company-wide, specific to a business unit or specific to an executive and his or her area of responsibility, as well as specific extraordinary accomplishments by such officers during the relevant period. Specific bonuses will depend on the individual achievements of executives and their contribution to the achievement of the enumerated goals. These goals are approved by the Compensation Committee.

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Equity grants are made to provide longer term incentive compensation and to better align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, with regard to individuals whose areas of responsibility focus on specific operations or who have the ability to contribute in significant ways to specific subsidiaries or business units, in those subsidiaries or business units, so as to better incentivize and reward the executives for the results of their efforts.

In recent years, the Company’s grants in Company equity (broad-based and to senior personnel) have focused on awards with features that link the size of the awards to the market price of the Company’s Class B common stock, and that present the recipient with additional growth opportunities through decisions to remain at risk related to continued employment. In these grants, the number of shares issued upon vesting varies with the market price of the Class B common stock at each vesting date relative to the base amount (which is linked to the market price at or near the time the awards are made), and recipients have the flexibility to have awards scheduled to vest remain unvested, giving them the possibility of greater ultimate awards if the market price increases further during the deferral period.

Compensation Decisions Made in Fiscal 2025

Company Performance

In Fiscal 2025, the Company was successful in continuing to improve the contributions to its top and bottom lines from its high margin growth businesses, while cutting costs and managing its Traditional Communications segment so those units continued to contribute positively to overall performance.

Consolidated Gross Profit grew by 14% and Income from Operation grew by 55% from the fiscal 2024 levels and the Company reported diluted earnings per share of $3.01 compared to $2.54 in fiscal 2024. Cash flow from operations also increased compared to fiscal 2024.

NRS improved key financial and operational metrics while growing its network, broadening its offerings and entering into additional strategic relationships.

Our Boss Money international remittance offerings, and the entire Fintech segment, delivered increased top line and bottom line contributions compared to the prior fiscal year, led by growth in its digital channel, while growing the number of transactions processed and the total funds sent by its customers.

net2phone delivered modest top line growth and a very substantial increase in income from operations despite pressure from the impact of a strong U.S. dollar, while expanding its use of artificial intelligence to broaden and improve its offerings.

While our Traditional Communications segment continues to see downward pressure from the shifts that are impacting the minute-based communications industry, it delivered increases in gross profit and income from operations while updating offerings within the digital payments channel.

The Company delivered strong performance across the board while continuing to invest in the future of its key growth-oriented units, as well as incubating earlier-stage operations and positioning all for continuing growth and contributions to Company-wide performance.

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Goals and Performance

Goals for Fiscal Year 2025

At a meeting held on September 18, 2024, the Compensation Committee approved executive compensation goals for Fiscal 2025. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2025 included:

●	Financial goals as to consolidated revenue, gross profit, EBITDA less capital expenditures above budgeted levels and cutting costs from prior year;
●	Additional financial goals (including as to revenue and gross profit) with respect to specific business units, including Boss PINLESS, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	NRS:
◌	Grow the NRS POS network and NRS Pay accounts to specified targets, and achieve targeted revenue growth for advertising and data sales;
◌	Grow presence in specified verticals;
◌	Enhance technological offerings at the point of sale;
●	net2phone:
◌	Grow seats domestically and internationally;
◌	Expand marketing channels;
◌	Integrate offerings with additional communications platforms;
◌	Improve operational stability and uptime statistics;
●	BOSS Money:
◌	Introduce expanded customer offerings;
◌	Lower costs of payouts;
◌	Reduce anti-fraud costs;
◌	Secure new licenses and payment corridors;
●	Traditional Communications:
◌	Improve integration of BOSS offerings;
◌	Introduce E-Sim product for BOSS Pinless;
◌	Improve backend functionality;
●	Expand various new ventures within the Fintech segment;
●	Technology team to improve internal reporting, and support of business units, including on improving uptime.

At a meeting held on September 18, 2025, management reported to the Compensation Committee on the Company’s performance relative to the above goals as follows:

●	The Company substantially achieved all key financial goals – delivering between 98% and 132% of all targets; minor shortfalls were more than offset by overachievement of other goals;
●	Each segment substantially achieved its financial goals: BOSS Money exceeded most goals; net2phone delivered between 90% and 100% of each target; NRS achieved 99%-101% of each goal and Traditional Telecom achieved its targets;
●	NRS met or exceeded its targets for customer growth, including for specific offerings, achieved 86% of its target for advertising and data sales, grew almost all the verticals that were targeted and exceeded 90% completion on nearly all of the technology-related goals;
●	net2phone met 91% -95% of its customer growth goals, achieved its marketing channel expansion targets, integrated with key communications platforms and achieved 90%-100% of its operational stability and uptime targets;
●	BOSS Money successfully lowered its cost of payouts, achieved most of its anti-fraud cost reduction targets at 85% or greater levels, and successfully expanded its payment corridors;
●	The Traditional Telecom segment improved its integration to the NRS POS to a lesser extent than targeted, successfully introduced its E-sim offering for BOSS Pinless, and substantially met its backend efficiency improvement goals;
●	Certain early-stage ventures were advanced, others were abandoned and replaced with other newer undertakings;
●	The technology team met its key targets while continuing to support existing operations and developing new offerings across the business units.

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When considering the key goals listed above as well as the other goals approved by the Compensation Committee, the Compensation Committee concluded that the Company and its segments/business units had substantially met or exceeded the significant majority of the key quantitative and qualitative goals, while certain of the goals that were not met had been de-emphasized due to market or other conditions that arose during the fiscal year.

Bonus Awards for Fiscal 2025 Performance

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the top line and bottom line performance of the Company’s higher-margin growth businesses, the fact that they are contributing positively to the Company’s bottom line, operational improvements, including feature and product enhancements, back-end improvements, cost-management and success in mitigating the sectoral decline in the traditional communications market, management recommended performance bonuses for management that were approximately 12.65% higher than those paid in respect of Fiscal 2024. As a percentage of base salary, the amounts paid ranged from 16.9% to 138% of the executive officer’s base salary. The following individual bonus levels were determined and paid in early Fiscal 2026 in respect of services provided in Fiscal 2025:

●	Shmuel Jonas was awarded a cash bonus of $684,250, an increase from the $595,000 paid to him for services provided in Fiscal 2024. In Fiscal 2025, he continued to provide overall strategic guidance and directed efforts in setting priorities and goals for each of the Company’s segments and the operational units within such segments, as well as monitoring performance and reacting to operational and market developments. He guided decisions on new offerings and changes to existing offerings, and on non-organic growth opportunities, while maintaining strong discipline regarding spending. He was directly involved in budgeting decisions and drove final decisions regarding the allocation of resources and in setting priorities for development. He set the tone of striving for outstanding performance and maintaining high expectations.

●	Marcelo Fischer was awarded a cash bonus of $339,250, an increase from the $295,000 paid to him for services provided in Fiscal 2024. As CFO, Mr. Fischer is one of the principal executives responsible for strategic planning and budgeting and executing on the strategic initiatives of the Company. He plays an essential role in preparing models and projections for business units and managing costs, in revenue-generating initiatives and in consideration of non-organic growth opportunities. Mr. Fischer plays a key role in investor relations and communications with market professionals. In fiscal 2025, Mr. Fischer was instrumental in the factors that led to the Company’s financial performance that exceeded budgets overall and at the business unit level.

●	Bill Pereira was awarded a cash bonus of $575,000 (of which $425,000 was paid in cash and the remainder of which was satisfied via the previous issuance of deferred stock units), an increase from the $500,000 paid to him for services provided in Fiscal 2024. In addition, (i) in accordance with his Amended and Restated Employment Agreement, Mr. Pereira earned a bonus, which he elected (as provided for under such employment agreement) to receive in the form of 39,155 shares of Class B Common Stock, upon the Company meeting one of the milestones set forth in that agreement in Fiscal 2025, and (ii) Mr. Pereira was paid a $500,000 bonus for meeting another one of the milestones set forth in that agreement in Fiscal 2025. During Fiscal 2025, he oversaw day-to-day operations for the Company’s business units, providing direction to divisional management while addressing developments and internal and external factors that impacted the Company’s ability to carry out its strategic initiatives. Mr. Pereira plays a key role in the management of the business units within the Fintech and Traditional Communications segment and has been instrumental in efforts to manage sectoral factors driving significant revenue declines and mitigating the impact on the bottom line of each of the Traditional Communication segment and its business units. Mr. Pereira helps to shape growth strategies and set priorities for the Company and to execute on those directives as well as exploring and executing on non-organic growth efforts.

●	Menachem Ash was paid a cash bonus of $187,000, an increase from the $170,000 paid to him in respect of Fiscal 2024 performance. In addition, Mr. Ash was paid a bonus of $500,000 earlier in Fiscal 2025, out of an extraordinary bonus approved in Fiscal 2024 ($1,000,000 of which was paid to Mr. Ash in fiscal 2024) in connection with an extraordinary positive event for the Company with respect to which he was closely associated. Mr. Ash is responsible for supporting existing operations and plays a significant role in various strategic initiatives, non-organic growth efforts, as well as risk management and overseeing legal proceedings and disputes. Mr. Ash is also actively involved in the legal aspects of dealing with third parties, including commercial relationships and strategic partnerships.

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●	David Wartell received a cash bonus of $195,000, an increase from the $185,000 paid to him for services provided in Fiscal 2024. As the Company’s Chief Technology Officer, Mr. Wartell is responsible for managing all of the technology development at the Company. He is instrumental in planning development goals and determining what can be accomplished, as well as the allocation of resources. A significant number of the goals set by the Compensation Committee related to new product development and product enhancements, as well as backend improvements to improve efficiency and reliability which have become key competitive factors and essential for the Company’s operating units, particularly those that are technology focused, to distinguish their offerings on the marketplace. Mr. Wartell is also responsible for ensuring that the technology group has the skills and resources necessary to meet the evolving and growing demands of the business units.

●	Howard S. Jonas did not receive a cash bonus for services provided in Fiscal 2024 or Fiscal 2025. Howard Jonas serves as the Company’s Chairman and provides strategic guidance to the Company and is actively involved in all major decisions and in the implementation of key initiatives for the Company.

Base Salaries

The Company paid base salaries to its executives intended to meet the goals and purposes outlined above. The base salaries of certain executives are set forth in written agreements with the Company. Subject to those written agreements, the base salaries are set by the Compensation Committee on an annual basis, based on presentations made by management. No changes were made to the base compensation of any Named Executive Officers from the Fiscal 2025 levels.

Pursuant to the Fifth Amended and Restated Employment Agreement (the “Fifth Amended H. Jonas Agreement”), effective January 1, 2021, between the Company and Howard Jonas that is discussed in more detail below, Howard Jonas receives a cash base salary of $250,000 per annum.

Shmuel Jonas receives a base salary of $495,000 per annum.

Marcelo Fischer receives a base salary of $450,000 per annum.

Under the agreement described below, Bill Pereira receives a base salary of $500,000 per annum.

Mr. Ash receives a base salary of $400,000 per annum.

Mr. Wartell receives a base salary of $300,000 per annum.

Equity Grants

Certain of the Company’s Executive Officers participated in the Fiscal 2023 broad-based grant of deferred stock units (DSUs) under the Company’s 2022 Equity Growth Program (the “2022 Equity Growth Program”) which is described in the Company’s financial statements included in the Form 10-K, which grants continued to be eligible for vesting in Fiscal 2025. Grants under that program serve to create incentives for outstanding work performance that drives increases in the price for the Company’s Class B Common Stock, and create opportunities to enhance the value to be received by retaining risk with respect to grants.

During Fiscal 2025, Mr. Fischer received 56,250 shares, Mr. Pereira received 100,313 shares, Mr. Ash received 9,374 shares and Mr. Wartell received 14,374 shares of Class B common stock upon the vesting of DSUs granted under the 2022 Equity Growth Program. The number of shares issued reflect the number of DSUs that vested in fiscal 2025 which depended on the number of DSUs originally granted and decisions made by the executive officers in respect of previous vesting dates as permitted under the 2022 Equity Growth Program.

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During Fiscal 2025:

●	Each of Shmuel Jonas and Marcelo Fischer received a grant of options to purchase 18,094 shares of Class B common stock;

●	Bill Pereira received a grant of 39,155 restricted shares of Class B Common Stock that vested in full upon grant (in connection with the achievement of milestones set forth in the employment agreement between the Company and Mr. Pereira);

●	Marcelo Fischer received a grant of 15,624 DSUs that vested and are scheduled to vest in each of October 2025, 2026 and 2027; and

●	Menachem Ash received grants of an aggregate of 440 DSUs, all of which vested in full on grant.

Each of the aforementioned grants were made under the 2015 Plan, the 2024 Plan or a combination thereof.

On September 18, 2025, the Compensation Committee adopted a 2025 Equity Growth Program under the 2024 Plan and granted DSUs to the Named Executive Officers thereunder.

Goals for Fiscal Year 2026

At a meeting held on September 18, 2025, the Compensation Committee approved executive compensation goals for Fiscal 2026. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified function or unit. The key goals set for Fiscal 2026 include:

●	Financial goals as to consolidated revenue, gross profit, EBITDA less capital expenditures above budgeted levels and cutting costs at certain business units;
●	Additional financial goals (including as to revenue, gross profit, and key performance indicators) with respect to specific segments or business units, including Boss Pinless, IDT Global, Digital Payments, Money Remittance, net2phone and NRS;
●	Expand use and application of AI, including for customer-facing offerings and internal efficiencies;
●	NRS:
◌	Grow the NRS POS network and NRS Pay accounts to specified targets;
◌	Achieve targeted revenue growth for advertising and data sales;
◌	Expand e-commerce channels;
◌	Broaden functionality of POS terminals;
◌	Add additional features for certain target retailer customer types;
◌	Enhance technological offerings at the point of sale;
●	net2phone:
◌	Grow accounts domestically and internationally;
◌	Focus on certain geographic markets and industry verticals;
◌	Expand AI capabilities;
●	Money Remittance:
◌	Deploy WhatsApp sales channel;
◌	Improve customer acquisition processes;
◌	Improve conversion and completion rates;
◌	Increase penetration of targeted geographic markets;
●	Traditional Communications:
◌	Improve integration of BOSS offerings;
◌	Introduce the BOSS Wallet;
◌	Redesign BOSS Revolution App;
●	Add new enterprise accounts for BOSS Global;
●	Expand more promising early-stage new ventures within the Fintech segment;
●	Technology:
◌	Improve uptime across all offerings;
◌	Support new development and compliance efforts;
◌	Expand PCI Level1 compliance scope;
◌	Improve on-time delivery of patches.

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Compensation Decisions Made in Fiscal 2024

Company Performance

In Fiscal 2024, the Company’s high margin growth businesses built on prior performance and again delivered very strong results, while the Traditional Communications segment was able to partially offset the impact of sectoral decline on its bottom line. NRS grew its installed base, revenue and income from operations and saw increased contributions from newer offerings while continuing to introduce additional services. BOSS Money, the key component of the Fintech segment delivered over 40% growth in both transaction volume and revenue. net2phone increased seats served, total revenue, subscription revenue and operating margins. Within the Traditional Communications segment, IDT Digital Payments grew revenue, IDT Global was able to mitigate the bottom-line impact of continued revenue declines, while cost cutting and streamlining continued. On a consolidated basis, the Company delivered record levels of gross profit and gross profit margin.

Goals and Performance

Goals for Fiscal Year 2024

At a meeting held on September 20, 2023, the Compensation Committee approved executive compensation goals for Fiscal 2024. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2024 include:

●	Financial goals as to consolidated revenue, profitability, EBITDA less capital expenditures above budgeted levels, generating free cash flow and cutting costs from prior year;
●	Additional financial goals (including as to revenue and profitability) with respect to specific business units, including Boss PINLESS, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	Growing NRS’ POS network and NRS Pay accounts, achieving targeted revenue growth for advertising and data sales;
●	Launching a tablet-based POS terminal and other operational improvements at NRS;
●	Growing net2phone seats domestically and internationally, improvements to stability and adding redundancy and premium plans;
●	Building out AI product and development team at net2phone;
●	Completing net2phone’s mobile app overhaul unifying voice, video, messaging, contact and calendar;
●	Operating BOSS Money at breakeven or better, establishing the US as a destination corridor, while expanding delivery methods and retail network, reducing payout costs and banking fees and broadening geographic scope of licenses;
●	Expanding international geographic scope of Top-Up and gift offerings and continued buildout of the Zendit platform;
●	Launching or further developing early-stage businesses.

At a meeting held on September 18, 2024, management reported to the Compensation Committee on the Company’s performance relative to the above goals as follows:

●	The Company substantially achieved all key financial goals; minor shortfalls were more than offset by overachievement of other goals;
●	NRS met or exceeded its financial and customer growth goals, and achieved over 85% of its targets for advertising and data sales;

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●	NRS launched a tablet-based POS terminal and between 50% and 100% of other operational goals with the exception of certain integration goals which were not met;
●	net2phone met at a level of 95% -100% its financial and customer growth goals, 85% or greater of its operational goals, built out AI product and development teams, introduced premium plans, and completed the overhaul of its mobile app;
●	BOSS Money met or exceeded its financial goals and goals for improvements to its network and cost structure, but failed to introduce the U.S. as a destination corridor;
●	Top-Up substantially met its financial goals and plans for the Zendit platform, but did not achieve its goals for geographic expansion;
●	The Company advanced several early-stage ventures.

When considering the key goals listed above as well as the other goals approved by the Compensation Committee, the Compensation Committee concluded that the Company had substantially met or exceeded the significant majority of the key quantitative and qualitative goals, while certain of the goals that were not met had been de-emphasized due to market or other conditions that arose during the fiscal year.

Bonus Awards for Fiscal 2024 Performance

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the top line and bottom line performance of the Company’s higher-margin growth businesses, the fact that they are contributing positively to the Company’s bottom line, operational improvements, including feature and product enhancements, back-end improvements, cost-management and success in mitigating the sectoral decline in the traditional communications market, management recommended performance bonuses for management that were approximately 4.1% higher than those paid for services provided in Fiscal 2023. As a percentage of base salary, the amounts paid ranged from 42.5% to 120% of the executive officer’s base salary. The following individual bonus levels were determined and paid in early Fiscal 2025 in respect of services provided in Fiscal 2024:

●	Shmuel Jonas was awarded a cash bonus of $595,000, an increase from the $580,425 paid to him for services provided in Fiscal 2023. In Fiscal 2024, he continued to provide overall strategic guidance and directed efforts in setting priorities and goals for each of the Company’s segments and the operational units within such segments. He guided decisions on new offerings and changes to existing offerings, while maintaining strong discipline regarding spending. He was directly involved in budgeting decisions and drove final decisions regarding allocation of resources and in setting priorities for development. He set the tone of striving for outstanding performance and high expectations.

●	Marcelo Fischer was awarded a cash bonus of $295,000, an increase from the $269,775 paid to him for services provided in Fiscal 2023. As CFO, Mr. Fischer is one of the principal executives responsible for strategic planning and budgeting and executing on the strategic initiatives of the Company. He plays an essential role in preparing models and projections for business units and managing costs as well as in revenue-generating initiatives. Mr. Fischer plays a key role in investor relations and communications with market professionals. In fiscal 2024, Mr. Fischer was instrumental in the factors that led to the Company’s financial performance that exceeded budgets overall and at the business unit level.

●	Bill Pereira was awarded a cash bonus of $500,000 (of which $350,000 was paid in cash and the remainder of which was satisfied via the previous issuance of deferred stock units), an increase from the $490,500 paid to him for services provided in Fiscal 2023. In accordance with his Amended and Restated Employment Agreement, Mr. Pereira earned a bonus, which he elected (as provided for under the employment agreement) to receive in the form of 39,155 shares of Class B Common Stock, upon the Company meeting the targets set forth in that agreement in Fiscal 2024 which was paid by the issuance of restricted shares of Class B Common Stock (as described below). During Fiscal 2024, he oversaw day-to-day operations for the Company’s business units, providing direction to divisional management while addressing developments and internal and external factors that impacted the Company’s ability to carry out its strategic initiatives. Mr. Pereira plays a key role in the management of the business units within the Fintech and Traditional Communications segment and has been instrumental in efforts to manage sectoral factors driving significant revenue declines and mitigating the impact on the segment’s and its business units’ bottom line. He helps to shape growth strategies and set priorities for the Company and to execute those strategies.

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●	Menachem Ash was paid a cash bonus of $170,000 (in addition to the extraordinary bonus received earlier in the year), a decrease from the $183,500 paid to him for services provided in Fiscal 2023. Earlier in Fiscal 2024, Mr. Ash received an extraordinary bonus of $1,000,000 in connection with an extraordinary positive event with respect to which he was closely associated. Mr. Ash is responsible for supporting existing operations and plays a significant role in various strategic initiatives, as well as risk management and overseeing legal proceedings and disputes. Mr. Ash is also actively involved in the legal aspects of dealing with third parties, including commercial relationships and strategic partnerships.

●	David Wartell received a cash bonus of $185,000, an increase from the $150,000 paid to him for services provided in Fiscal 2023. As the Company’s Chief Technology Officer, Mr. Wartell is responsible for managing all technology development at the Company. He is instrumental in planning development goals and determining what can be accomplished, as well as allocation of resources. A significant number of the goals set by the Compensation Committee related to new product development and product enhancements, which have become key competitive factors and essential for the Company’s operating units, particularly those that are technology focused, to distinguish their offering on the marketplace. Mr. Wartell is also responsible for ensuring that the technology group has the skill and resources necessary to meet the evolving and growing needs of the business units.

●	Howard S. Jonas did not receive a cash bonus for services provided in Fiscal 2023 or Fiscal 2024. Howard Jonas serves as the Company’s Chairman and provides strategic guidance to the Company and is actively involved in all major decisions and in the implementation of key initiatives for the Company.

Base Salaries

The Company paid base salaries to its executives intended to meet the goals and purposes outlined above. The base salaries of certain executives are set forth in written agreements with the Company. Subject to those written agreements, the base salaries are set by the Compensation Committee on an annual basis, based on presentations made by management. No changes were made to the base compensation of any Named Executive Officers from the Fiscal 2024 levels.

Pursuant to the Fifth Amended and Restated Employment Agreement (the “Fifth Amended H. Jonas Agreement”), effective January 1, 2021, between the Company and Howard Jonas that is discussed in more detail below, Howard Jonas receives a cash base salary of $250,000 per annum.

Shmuel Jonas receives a base salary of $495,000 per annum.

Marcelo Fischer receives a base salary of $450,000 per annum.

Under the agreement described below, Bill Pereira receives a base salary of $500,000 per annum.

Mr. Ash receives a base salary of $400,000 per annum.

Mr. Wartell receives a base salary of $300,000 per annum.

Equity Grants

Certain of the Company’s Executive Officers participated in the Fiscal 2023 broad-based grant of deferred stock units (DSUs) under the Company’s 2022 Equity Growth Program, which grants continued to be eligible for vesting in Fiscal 2024. Grants under that program serve to create incentives for outstanding performance that drives increases in the stock price for the Company’s Class B Common Stock, and create opportunities to enhance the value to be received by retaining risk with respect to grants.

During Fiscal 2024, Mr. Pereira received (a) a grant of 39,155 restricted shares of Class B Common Stock that vested in full upon grant (in connection with the achievement of milestones set forth in the employment agreement between the Company and Mr. Pereira) and (b) a grant of 23,500 DSUs under the 2022 Equity Growth Program (which were issued in lieu of a portion of the cash bonus awarded to him.

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Goals for Fiscal Year 2025

At a meeting held on September 18, 2024, the Compensation Committee approved executive compensation goals for Fiscal 2025. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2025 include:

●	Financial goals as to consolidated revenue, gross profit, EBITDA less capital expenditures above budgeted levels and cutting costs from prior year;
●	Additional financial goals (including as to revenue and gross profit) with respect to specific business units, including Boss PINLESS, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	NRS:
◌	Grow the NRS POS network and NRS Pay accounts to specified targets, and achieve targeted revenue growth for advertising and data sales;
◌	Grow presence in specified verticals;
◌	Enhance technological offerings at the point of sale;
●	net2phone:
◌	Grow seats domestically and internationally;
◌	Expand marketing channels;
◌	Integrate offerings with additional communications platforms;
◌	Improve operational stability and uptime statistics;
●	BOSS Money:
◌	Introduce expanded customer offerings;
◌	Lower costs of payouts;
◌	Reduce anti-fraud costs;
◌	Secure new licenses and payment corridors;
●	Traditional Communications:
◌	Improve integration of BOSS offerings;
◌	Introduce E-Sim product for BOSS Pinless;
◌	Improve backend functionality;
●	Expand various new ventures within the Fintech segment;
●	Technology team to improve internal reporting, and support of business units, including on improving uptime.

Compensation Decisions Made in Fiscal 2023

Company Performance

Fiscal 2023 was notable for the growth and improved profitability for the Company’s high margin growth businesses. NRS added significantly to its customer base as it continued to expand the range of services it provides and increased revenue from a variety of sources. net2phone delivered significant domestic and international growth in seats while growing subscription revenue (a key performance metric for that business) by 25% and focusing on its relatively new CCaaS offering. BOSS Money grew transaction volume and further enhanced its network of payers. The Traditional Telecom segment continued to streamline operations and took initiative to stem the impact of secular declines in per-minute calling. Mobile Top-Up had a challenging year, but is positioning itself for a return to growth. The Company saw increasing benefits from cross-selling offerings, particularly within its BOSS Revolution ecosystem. Corporate and divisional management were key to all developments and the technology development team played essential roles in the execution of many operational enhancements and new products and features.

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Goals and Performance

Goals for Fiscal Year 2023

At a meeting held on September 19, 2022, the Compensation Committee approved executive compensation goals for Fiscal 2023. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2023 include:

●	Financial goals as to consolidated revenue, profitability, EBITDA less capital expenditures above budgeted levels, generating free cash flow and generating higher profits or cutting costs from prior year;
●	Additional financial goals with respect to specific business units, including Boss Calling, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	Relaunch wireless offering nationally and achieve certain customer levels;
●	Launch updated retailer portal across multiple product lines with cross-product functionality;
●	Grow net2phone revenue and seats (domestic and international), reduce variable costs and improve operating efficiencies, enhance user experience, roll out additional features, and improve uptime;
●	Grow NRS’ revenues, POS terminal network, NRS Pay and advertising and data sales, offer additional services for merchants;
●	Grow Mobile Top-Up revenue and profitability, migrate all activity to new platform; and add promotional tools; diversify revenues through specific new offerings and improve B2B penetration;
●	Grow Boss Money – retail and D2C, address identified technological issues; improve risk management and consumer communication, increase efficiencies in back-end processing, grow payer network and expand origination in Canada;
●	Enhance Boss Revolution Calling beyond per minute basis.

At a meeting held on September 20, 2023, management reported to the Compensation Committee on the Company’s performance relative to the above goals as follows:

●	Financial goals as to consolidated revenue, profitability, EBITDA less capital expenditures above budgeted levels, generating free cash flow and generating higher profits or cutting costs from prior year:
o	The Company either substantially (over 90%) met or exceeded each of the enumerated goals;
●	Additional financial goals with respect to specific business units, including Boss Calling, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS:
◌	The goals were substantially (over 90%) met or exceeded by the business units, other than NRS, which achieved approximately 85% of the targeted amounts on a segment basis and between 68% and 116% with regard to specific metrics;
●	Relaunch wireless offering nationally and achieve certain customer levels;
◌	The offering was relaunched, but the customer levels achieved were only 42% of the target;
●	Launch updated retailer portal across multiple product lines with cross-product functionality;
◌	The goal was accomplished;
●	Grow net2phone revenue and seats (domestic and international), reduce variable costs and improve operating efficiencies, enhance user experience, roll out additional features, and improve uptime;
◌	Revenue and domestic goals were completely met, international growth was approximately 80% of target and other goals were between 50% and 99% accomplished;
●	Grow NRS’ revenues, POS terminal network, NRS Pay and advertising and data sales, offer additional services for merchants;
◌	Revenue growth was 85% of targeted amounts, POS terminal and NRS Pay growth targets were exceeded, ad data sales growth achieved 68% of targeted amount and most additional services were successfully rolled out;
●	Grow Mobile Top-Up revenue and profitability, migrate all activity to new platform; and add promotional tools; diversify revenues through specific new offerings and improve B2B penetration;
◌	Financial targets were over 90% met, platform migration was 95% accomplished, promotional tool additions were 90% accomplished, diversification of revenues goals were 65% met and B2B penetration goals were met;

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●	Grow Boss Money – retail and D2C, address identified technological issues; improve risk management and consumer communication, increase efficiencies in back-end processing, grow payer network and expand origination in Canada:
◌	Growth targets for retail and D2C were exceeded, technological issued were addressed with 97% success, other operational goals were over 90% achieved, payer network grew by 66% of the targeted amounts and targets for expanding originations in Canada were not met;
●	Enhance Boss Revolution Calling beyond per minute basis;
◌	Enhancement 90% achieved.

When considering the key goals listed above as well as the other goals approved by the Compensation Committee, the Compensation Committee concluded that the Company had substantially met or exceeded almost all of the key quantitative and qualitative goals, while certain of the goals that were not met had been de-emphasized due to market or other conditions that arose during the fiscal year.

Bonus Awards for Fiscal 2023 Performance

In light of the performance relative to the enumerated goals and the overall financial performance of the Company, in particular the top line and bottom line performance of the Company’s higher-margin growth businesses, particularly the move toward self-funding and profitability at those units, while continuing to limit the impact of the sector-wide decline in the Company’s Traditional Communications segment’s operations, management recommended performance bonuses for management that were approximately 8-9% higher than those paid for services provided in Fiscal 2022. As a percentage of base salary, the amounts paid ranged from 18% to 117% of the executive officer’s base salary. The following individual bonus levels were determined and paid in early Fiscal 2024 in respect of services provided in Fiscal 2023:

●	Shmuel Jonas was awarded a cash bonus of $580,425 an increase from the $532,500 paid for services provided in Fiscal 2022. In Fiscal 2023, he continued to provide overall strategic guidance and directed efforts in setting priorities and goals for each of the Company’s business units and particularly in driving improvements in profitability of the Company’s growth businesses, while maintaining a focus on the fiscal conservatism that has been a hallmark of his tenure as CEO. He was instrumental in budgeting decisions and allocation of resources and in setting priorities for development. He continued to drive cost management and re-allocation of resources to enable the Company to maintain performance in extremely challenging competitive and industry environments.

●	Marcelo Fischer was awarded cash a bonus of $269,775, an increase from the $247,500 paid for services provided in Fiscal 2022. As CFO, Mr. Fischer is one of the principal executives responsible for strategic planning and budgeting and executing on the strategic initiatives of the Company. He plays an essential role in preparing models and projections for business units and managing costs. Mr. Fischer plays a key role in investor relations and communications with market professionals. In fiscal 2023, Mr. Fischer was instrumental in the factors that led to the Company’s financial performance that exceeded budgets.

●	Bill Pereira was awarded a bonus of $490,500, an increase from the $450,000 paid for services provided in Fiscal 2022, of which $340,500 was paid in cash and the remaining $150,000 is contingent to be paid via the award of Deferred Stock Units to Mr. Pereira upon the execution of an amended and restated employment agreement between the Company and Mr. Periera (as of November 1, 2023, such amended and restated employment agreement had not been executed and such $150,000 of Deferred Stock Units had not been awarded). During Fiscal 2023, he oversaw day-to-day operations for the Company’s business units, providing direction to divisional management while addressing developments and internal and external factors that impacted the Company’s ability to carry out its strategic initiatives. Mr. Pereira is an essential link between the executive, operational and financial teams at the Company and operating units. He helps to shape growth strategies and set priorities for the Company and to execute those strategies.

●	Menachem Ash was paid a cash bonus of $185,300, an increase from the $170,000 paid for services provided in Fiscal 2022. Mr. Ash is responsible for supporting existing operations and plays a significant role in various strategic initiatives, as well as risk management and overseeing legal proceedings and disputes. Mr. Ash is also actively involved in the legal aspects of dealing with third parties, including commercial relationships and strategic partnerships.

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●	David Wartell received a cash bonus of $150,000, equal to the bonus paid for services provided in Fiscal 2022. As the Company’s Chief Technology Officer, Mr. Wartell is responsible for managing all technology development at the Company. He is instrumental in planning development goals and determining what can be accomplished, as well as allocation of resources. A significant number of the goals set by the Compensation Committee related to new product development and product enhancements, which have become key competitive factors and essential for the Company’s operating units, particularly those that are technology focused, to distinguish their offering on the marketplace. Mr. Wartell is also responsible for ensuring that the technology group has the skill and resources necessary to meet the evolving and growing needs of the business units.

●	Howard S. Jonas did not receive a cash bonus for services provided in Fiscal 2023 or Fiscal 2022. Howard Jonas serves as the Company’s Chairman and provides strategic guidance to the Company and is actively involved in all major decisions and in the implementation of key initiatives for the Company.

Base Salaries

The Company paid base salaries to its executives intended to meet the goals and purposes outlined above. The base salaries of certain executives are set forth in written agreements with the Company. Subject to those written agreements, the base salaries are set by the Compensation Committee on an annual basis, based on presentations made by management. No changes were made to the base compensation of any Named Executive Officers from the Fiscal 2023 levels.

Pursuant to the Fifth Amended and Restated Employment Agreement (the “Fifth Amended H. Jonas Agreement”), effective January 1, 2021, between the Company and Howard Jonas that is discussed in more detail below, Howard Jonas receives a cash base salary of $250,000 per annum.

Shmuel Jonas receives a base salary of $495,000 per annum.

Marcelo Fischer receives a base salary of $450,000 per annum.

Under the agreement described below, Bill Pereira receives a base salary of $500,000 per annum.

Mr. Ash receives a base salary of $400,000 per annum.

Mr. Wartell receives a base salary of $300,000 per annum.

Equity Grants

Certain of the Company’s Executive Officers participated in the broad-based grant of DSUs under the 2022 Equity Growth Program which is described in the Company’s financial statements included in the Form 10-K. Grants under that program serve to create incentives for outstanding performance that drives increases in the stock price for the Company’s Class B Common Stock, and create opportunities to enhance the value to be received by retaining risk with respect to grants.

Messrs. Fischer and Pereira each received a grant of 30,000 DSUs under the Growth Program with a grant date fair value of $816,000.

Mr. Ash received (a) aggregate grants of 10,000 DSUs under the Growth Program with a total grant date value of $272,000, and (b) a grant of 16,000 shares of restricted Class B Common Stock that will only vest if the closing price for the Class B Common Stock on the NYSE is over $50 for 10 consecutive trading days prior to February 25, 2025. The restricted stock had a grant date value of $298,400.

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Mr. Wartell received (a) aggregate grants of 10,000 DSUs under the Growth Program with a total grant date value of $272,000, and (b) a grant of 8,000 shares of restricted Class B Common Stock that will only vest if the closing price for the Class B Common Stock on the NYSE is over $50 for 10 consecutive trading days prior to February 25, 2025. The restricted stock had a grant date value of $149,200.

As set forth below, bonuses for fiscal 2022 performance for Shmuel Jonas, Marcelo Fischer and Bill Pereira were paid one-half in cash and one half through the receipt of 10,654, 8,961 and 4,928 shares of Class B Common Stock, respectively.

Goals for Fiscal Year 2024

At a meeting held on September 20, 2023, the Compensation Committee approved executive compensation goals for Fiscal 2024. The goals cover Company-wide targets as well as goals for specific business units and other groups. The goals are detailed and, in many instances, consist of specific operational achievements related to an identified effort or unit. The key goals set for Fiscal 2024 include:

●	Financial goals as to consolidated revenue, profitability, EBITDA less capital expenditures above budgeted levels, generating free cash flow and cutting costs from prior year;
●	Additional financial goals (including as to revenue and profitability) with respect to specific business units, including Boss PINLESS, IDT Global, Mobile Top-Up, Boss Money, net2phone and NRS;
●	NRS:
◌	Grow the NRS POS network and NRS Pay accounts to specified targets, and achieve targeted revenue growth for advertising and data sales;
◌	Launch a tablet-based POS terminal;
◌	Improve security measures and enhance service offerings, including at the loyalty program;
●	net2phone:
◌	Grow seats domestically and internationally;
◌	Improve operational stability and uptime statistics, including adding redundancy;
◌	Add premium plans with non-standard feature sets;
◌	Build out AI product and development team;
◌	Complete mobile app overhaul unifying voice, video, messaging, contact and calendar;
●	BOSS Money:
◌	Operate at breakeven or better through top line growth and efficiencies;
◌	Establish the US as a destination corridor;
◌	Expand delivery methods and retail network, while reducing payout costs and banking fees;
◌	Improve back-office efficiencies and eliminate redundant infrastructure;
◌	Secure additional international money remittance licenses;
●	Mobile Top-Up:
◌	Explore strategies to migrate customers to D2C channel;
◌	Expand international geographic scope of Top-Up and gift offerings;
◌	Continue buildout of the Zendit platform;
●	Launch or further develop earlier stage businesses.

Employment Agreement

Pursuant to his Employment Agreement, Mr. Pereira is paid a base salary of $500,000 per year, and has a target annual bonus of $300,000, based on performance and as approved by the Compensation Committee. Mr. Pereira is also entitled to participate in any of the Company’s broad-based equity grants to its employees. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the agreement), the Company will be obligated to pay him severance of $800,000. The agreement continues until it is terminated by either the Company or Mr. Pereira.

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or awarded for performance during Fiscal 2025, Fiscal 2024 and Fiscal 2023 to each of the Chief Executive Officer, the Chief Financial Officer and the three other highest paid executive officers of the Company during Fiscal 2025, and Howard S. Jonas, the Chairman and the Chairman of the Board (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Shmuel Jonas	2025	495,000	684,250	—		300,003	(2)	—		1,479,253
Chief Executive Officer	2024	495,000	595,000	—		—		—		1,090,000
	2023	495,000	580,425	—		—		—		1,075,425
Bill Pereira	2025	500,000	925,000	1,824,231	(3)	—		22,063	(4)	3,271,294
President and Chief Operating Officer,	2024	500,000	350,000	2,293,930	(5)	—		2,000	(6)	3,145,930
Ex-Officio Board Member	2023	500,000	340,500	816,000	(7)	—		2,000	(6)	1,658,500
Marcelo Fischer	2025	450,000	339,250	681,793	(8)	300,003	(2)	13,250	(4)	1,784,296
Chief Financial Officer	2024	450,000	295,000	—		—		2,000	(6)	747,000
	2023	450,000	269,775	816,000	(9)	—		2,000	(6)	1,537,755
David Wartell	2025	300,000	195,000	—		—		3,275	(10)	498,275
Chief Technology Officer	2024	300,000	185,000	—		—		800	(11)	485,800
	2023	300,000	150,000	421,200	(12)	—		—		871,200
Menachem Ash	2025	400,000	687,000	18,941	(13)	—		4,675	(14)	1,110,616
Executive Vice President of Strategy and Legal Affairs	2024	400,000	1,185,300	—		—		3,600	(15)	1,588,900
	2023	400,000	185,300	570,400	(16)	—		2,000	(6)	1,157,700
Howard S. Jonas	2025	250,000	—	—		—		—		250,000
Chairman and	2024	250,000	—	—		—		—		250,000
Chairman of the Board (17)	2023	250,000	—	—		—		—		250,000

(1)	The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards, deferred stock units and option awards computed in accordance with FASB ASC Topic 718. In valuing such awards, the Company made certain assumptions. For a discussion of those assumptions, please see Note 20 – Stock-Based Compensation to our Consolidated Financial Statements included in the Form 10-K. Holders of restricted shares of Class B Common Stock are entitled to receive any dividends paid on Class B Common Stock. Stock Awards include the value of stock awards made in a subsequent fiscal year for services provided during the fiscal year in question.

(2)	Consists of the value of a grant on September 30, 2025 of 18,094 options, with a five-year term, to purchase shares of Class B Common Stock at $38.43 per share that vest with respect to 6,032 options on October 15, 2025 and 6,031 options on each of October 15, 2026 and October 15, 2027.

(3)	Consists of the value of a grant on October 16, 2024 of 39,155 restricted shares of Class B Common Stock that vested in full upon grant.
(4)	Represents the value of shares of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) Plan and dividend equivalents paid upon the vesting of DSUs.

(5)	Consists of the value of (a) a grant on March 15, 2024 of 39,155 restricted shares of Class B Common Stock that vested in full upon grant and (b) a grant on January 12, 2024 of 23,500 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled as to 15,667 shares on February 21, 2024 and 7,833 shares on February 25, 2025. The number of shares of Class B Common Stock to be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Pereira elected to defer the vesting in February 2024, and the related issuance of shares of Class B Common Stock, to the next vesting date in February 2025. On February 25, 2025, upon vesting in full, Mr. Pereira received 44,063 shares of Class B Common Stock from the 23,500 DSUs held by him.

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(6)	Represents the value of shares of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) Plan.

(7)	Consists of the value of a grant on December 5, 2022 of 30,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in equal one-third installments in May 2023, February 2024 and February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Pereira elected to defer the vesting in May 2023 and in February 2024, and the related issuances of shares of Class B Common Stock, of two-thirds of the 30,000 DSUs to the vesting date in February 2025. On February 25, 2025, upon vesting in full, Mr. Pereira received 56,250 shares of Class B Common Stock from the 30,000 DSUs held by him.

(8)	Consists of the value of a grant on September 18, 2024 of 15,624 DSUs. Each DSU is the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in equal one-third installments in October 2025, October 2026 and October 2027. The number of shares of Class B Common Stock that will be issued for each DSU depends on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share will be issued for each DSU if the market price on the vesting date is less than $19.20 (50% of the grant date value of a share of Class B Common Stock) and two shares will be issued for each DSU if the market price on the vesting date is $76.80 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Fischer elected to defer the vesting in October 2025, and the related issuance of shares of Class B Common Stock, of one-third of the 15,624 DSUs to the next vesting date in October 2026. As of the grant date and as of October 17, 2025, upon vesting in full, Mr. Fischer was entitled to receive between 7,812 and 31,248 shares of Class B Common Stock from the 15,624 DSUs held by him.
(9)	Consists of the value of a grant on December 5, 2022 of 30,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in equal one-third installments in May 2023, February 2024 and February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Fischer elected to defer the vesting in May 2023 and in February 2024, and the related issuances of shares of Class B Common Stock, of two-thirds of the 30,000 DSUs to the vesting date in February 2025. On February 25, 2025, upon vesting in full, Mr. Fischer received 56,250 shares of Class B Common Stock from the 30,000 DSUs held by him.

(10)	Represents cash dividends paid on unvested restricted shares of Class B Common Stock and dividend equivalents paid on DSUs upon vesting.

(11)	Represents cash dividends paid on unvested restricted shares of Class B Common Stock.

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(12)	Consists of: (a) the value of a grant on December 5, 2022 of 7,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in approximately equal one-third installments in May 2023, February 2024 and February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Wartell elected to vest 2,334 DSUs in May 2023 and receive 2,918 shares of Class B Common Stock and to defer the vesting in February 2024, and the related issuances of shares of Class B Common Stock, of 2,333 DSUs to the vesting date in February 2025; on February 25, 2025, upon vesting of his remaining 4,666 DSUs, Mr. Wartell received 8,749 shares of Class B Common Stock from the remaining 4,666 DSUs held by him; (b) the value of a grant on May 16, 2023 of 3,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled two-thirds in February 2024 and one-third in February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Wartell elected to defer the vesting in February 2024, and the related issuances of shares of Class B Common Stock, of two-thirds of the 3,000 DSUs to the vesting date in February 2025. On February 25, 2025, upon vesting in full, Mr. Wartell received 5,625 shares of Class B Common Stock from the 3,000 DSUs held by him; and (c) the value of a grant on May 16, 2023 of 8,000 restricted shares of Class B Common Stock that vest, and vest in full, only if the Class B Common Stock closes above $50 per share for 10 consecutive trading days prior to February 25, 2025; such vesting occurred on December 5, 2024 when the vesting condition was satisfied.

(13)

Consists of the value of (a) a grant on August 6, 2024 of 259 restricted shares of Class B Common Stock that vested in full upon grant; and (b) a grant on April 28, 2025 of 181 restricted shares of Class B Common Stock that vested in full upon grant.

(14)

Represents the value of shares of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) Plan, cash dividends paid on unvested restricted shares of Class B Common Stock and dividend equivalents paid on DSUs upon vesting.

(15)	Represents the value of shares of Class B Common Stock given as a matching contribution to the IDT Corporation 401(k) Plan and cash dividends paid on unvested restricted shares of Class B Common Stock.

(16)	Consists of: (a) the value of a grant on December 5, 2022 of 7,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in approximately equal one-third installments in May 2023, February 2024 and February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Ash elected to vest 2,334 DSUs in May 2023 and receive 2,918 shares of Class B Common Stock and, in February 2024, he elected to vest 1,167 DSUs and receive 1,605 shares of Class B Common Stock and to defer 1,166 DSUs to the vesting date in February 2025; on February 25, 2025, upon the vesting of his remaining 3,499 DSUs, Mr. Ash received 6,561 shares of Class B Common Stock from the remaining 3,499 DSUs held by him; (b) the value of a grant on March 2, 2023 of 3,000 DSUs. Each DSU was the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in approximately equal one-third installments in May 2023, February 2024 and February 2025. The number of shares of Class B Common Stock that would be issued for each DSU depended on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share would be issued for each DSU if the market price on the vesting date was less than $12.705 (50% of the grant date value of a share of Class B Common Stock) and two shares would be issued for each DSU if the market price on the vesting date was $50.82 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Ash elected to vest 1,000 DSUs in May 2023 and receive 1,250 shares of Class B Common Stock and, in February 2024, elected to vest 500 DSUs and receive 688 shares of Class B Common Stock and to defer 500 DSUs to the vesting date in February 2025; on February 25, 2025, upon vesting of his remaining 1,500 DSUs, Mr. Ash received 2,813 shares of Class B Common Stock from the remaining 1,500 DSUs held by him; and (c) the value of a grant on March 2, 2023 of 16,000 restricted shares of Class B Common Stock that vest, and vest in full, only if the Class B Common Stock closes above $50 per share for 10 consecutive trading days prior to February 25, 2025; such vesting occurred on December 5, 2024 when the vesting condition was satisfied.

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(17)	On September 19, 2022, the Board of Directors of the Company adopted the Company’s Eighth Amended and Restated By-Laws, effective as of September 19, 2022, with the effect of authorizing the Company to appoint, at the discretion of the Board, a Chairman, an officer position. Howard S. Jonas was elected Chairman, an executive officer position, on September 19, 2022. On April 6, 2020, the Board of Directors adopted the Company’s Sixth Amended and Restated By-Laws, effective as of April 6, 2020, with the effect of changing the position of Chairman of the Board from an officer position to a non-executive Board position. Between April 6, 2020 and September 19, 2022, Howard S. Jonas was not an officer of the Company.

Employment Agreements

Shmuel Jonas, David Wartell and Menachem Ash: None of Shmuel Jonas, David Wartell and Menachem Ash is a party to an employment agreement with the Company or any of its subsidiaries.

Bill Pereira: On December 21, 2023, the Company entered into an Amended and Restated Agreement (the “Pereira Agreement”) with Bill Pereira, who currently serves as President and Chief Operating Officer. The Pereira Agreement supersedes the Amended and Restated Employment Agreement, dated December 5, 2017, between the Company and Mr. Pereira. The Pereira Agreement provides for a base salary of $500,000 per year and a target annual bonus of $300,000 (of which $150,000 will be deemed satisfied by virtue of a portion of the equity grants described below), based on performance and as approved by the Compensation Committee of the Company’s Board of Directors. Mr. Pereira also received certain equity grants, consisting of 23,500 DSUs representing the right to receive between 11,750 and 47,000 shares of Class B Common Stock, 50,000 restricted shares of Class B common stock of the Company’s subsidiary net2phone 2.0, Inc. (“n2p”), an award of DSUs representing 0.3875% of the outstanding stock of n2p, and will be entitled to participate in any broad-based equity grants to the Company’s employees. In addition, Mr. Pereira will be entitled to receive a contingent bonus subject to the completion of certain financial milestones, as set forth in the Pereira Agreement; three of these milestones were achieved, for which the Company issued to Mr. Pereira 39,155 shares of its Class B common stock in Fiscal 2024, an additional 39,155 shares of its Class B common stock in Fiscal 2025 and a $500,000 bonus for hitting one of the milestones in Fiscal 2025. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the Pereira Agreement), the Company will be obligated to pay to Mr. Pereira severance of $800,000. The Pereira Agreement continues through January 31, 2027, or until it is terminated by either the Company or Mr. Pereira. In the event that Mr. Pereira is employed by the Company through but not after January 31, 2027 because the Pereira Agreement has expired and his employment has not been continued after January 31, 2027 on any terms, including resignation by Mr. Pereira, the $800,000 Severance will additionally include a pro-rated portion (based on the portion of fiscal year 2027 during which he was employed) of his target bonus for fiscal year 2027.

Marcelo Fischer: On November 13, 2008, Marcelo Fischer and the Company entered into a Confidential Release and Retention Agreement, which is described below under “Potential Payments Upon Termination or Change-in-Control.”

Howard S. Jonas: Effective January 1, 2021, the Company and Howard S. Jonas entered into the Fifth Amended and Restated Employment Agreement (the “Fifth Revised Jonas Agreement”) with an initial term from January 1, 2021 to December 31, 2021, which automatically extends for additional one-year periods unless prior notice is given by either party, which has not occurred. Pursuant to the Fifth Revised Jonas Agreement, Howard S. Jonas receives (i) an annual cash base salary of $250,000 for his role as senior advisor to the Chief Executive Officer and, if so designated by the Board of Directors, Chairman of the Board of the Company and (ii) discretionary bonuses approved by the Chief Executive Officer or the Compensation Committee of the Company’s Board of Directors.

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In addition, including pursuant to their employment agreements, executives are eligible to receive bonuses based upon performance, including the specific financial and other goals set by the Compensation Committee of the Board of Directors as described above in the Compensation Discussion and Analysis.

Grants of Plan-Based Awards

The following table sets forth information concerning the number of shares of Class B Common Stock underlying stock options, restricted shares of Class B Common Stock and deferred stock units granted to the Named Executive Officers in Fiscal 2025 as Plan-based awards. All of the following equity awards were issued pursuant to the 2015 Plan or the 2024 Plan. There are no estimated future payouts in connection with such awards.

Name	Type of Award	Grant Date	All Other Stock Awards; Number of Shares of Stock or Units (#)		All Other Option Awards; Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Shmuel Jonas	Stock Option	09/30/2024	—		18,094	(2)	38.43	300,003
Bill Pereira	Restricted Stock	10/16/2024	39,155	(3)	—		—	1,494,546
Marcelo Fischer	Stock Option	09/30/2024	—		18,094	(2)	38.43	300,003
Marcelo Fischer	Deferred Stock Unit	09/18/2024	15,624	(4)	—		—	681,793
David Wartell	—	—	—		—		—	—
Menachem Ash	Restricted Stock	08/06/2024	259	(3)	—		—	9,632
Menachem Ash	Restricted Stock	04/28/2025	181	(3)	—		—	9,309
Howard S. Jonas	—	—	—		—		—	—

(1)	Represents the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.

(2)	Such options have a five-year term and vest with respect to 6,032 options on October 15, 2025 and 6,031 options on each of October 15, 2026 and October 15, 2027.

(3)	Such restricted shares of Class B Common Stock vested in full upon grant.

(4)	Each DSU is the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in equal one-third installments in October 2025, October 2026 and October 2027. The number of shares of Class B Common Stock that will be issued for each DSU depends on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share will be issued for each DSU if the market price on the vesting date is less than $19.20 (50% of the grant date value of a share of Class B Common Stock) and two shares will be issued for each DSU if the market price on the vesting date is $76.80 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Fischer elected to defer the vesting in October 2025, and the related issuance of shares of Class B Common Stock, of one-third of the 15,624 DSUs to the next vesting date in October 2026. As of the grant date and as of October 17, 2025, upon vesting in full, Mr. Fischer was entitled to receive between 7,812 and 31,248 shares of Class B Common Stock from the 15,624 DSUs held by him.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2025. All of the following equity awards were issued pursuant to the 2015 Plan or the 2024 Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Shmuel Jonas	0	18,094	38.43	09/30/2029	—		—
Bill Pereira	—	—	—	—	—		—
Marcelo Fischer	—	—	—		15,064	(2)	887,420
Marcelo Fischer	0	18,094	38.43	09/30/2029	—		—
David Wartell	—	—	—	—	—		—
Menachem Ash	—	—	—	—	—		—
Howard S. Jonas	—	—	—	—	—		—

(1)	Market value is computed by multiplying the closing market price of the Class B Common Stock on July 31, 2025, the last day that the stock was traded in Fiscal 2025 ($58.91), by the number of restricted shares of Class B Common Stock or DSUs that had not vested as of July 31, 2025. Such computation does not take into consideration the impact of certain vesting conditions. Please see Note 20 – Stock-Based Compensation to our Consolidated Financial Statements included in the Form 10-K.

(2)	Consists of DSUs. Each DSU is the right to receive between one-half of a share and two shares of Class B Common Stock. Vesting was originally scheduled in equal one-third installments in October 2025, October 2026 and October 2027. The number of shares of Class B Common Stock that will be issued for each DSU depends on the market price for the Class B Common Stock as of the relevant vesting date. One-half of a share will be issued for each DSU if the market price on the vesting date is less than $19.20 (50% of the grant date value of a share of Class B Common Stock) and two shares will be issued for each DSU if the market price on the vesting date is $76.80 (200% of the grant date value) or greater, with a proportionate amount to vest based on thresholds of 62.5%, 75%, 87.5%, 100%, 112.5%, 125%, 137.5%, 150%, 162.5%, 175% and 187.5% of the grant date value. Mr. Fischer elected to defer the vesting in October 2025, and the related issuance of shares of Class B Common Stock, of one third of the 15,624 DSUs to the next vesting date in October 2026. As of the grant date and as of October 17, 2025, upon vesting in full, Mr. Fischer was entitled to receive between 7,812 and 31,248 shares of Class B Common Stock from the 15,624 DSUs held by him.

Option Exercises and Stock and Deferred Stock Units Vested

The following table sets forth information regarding the stock options exercised and the deferred stock units and restricted shares of Class B Common Stock that vested for each of the Named Executive Officers in Fiscal 2025.

	Option Awards		Deferred Stock Units / Restricted Stock Awards
Name	Number of Shares Acquired Upon Exercise (#)	Value Realized On Exercise(1) ($)	Number of Shares Acquired Upon Vesting (#)	Number of Shares Withheld to Cover Taxes (#)	Value Realized on Vesting ($)(1)
Shmuel Jonas	—	—	—	—	—
Bill Pereira	—	—	39,155	19,979	1,862,063
Bill Pereira	—	—	100,313	51,093	4,992,578
Marcelo Fischer	—	—	56,250	28,323	2,799,563
David Wartell	—	—	8,000	1,948	426,400
David Wartell	—	—	14,374	3,639	715,394
Menachem Ash	—	—	259	93	9,047
Menachem Ash	—	—	16,000	5,784	852,800
Menachem Ash	—	—	9,374	3,389	466,545
Menachem Ash	—	—	181	66	8,956
Howard S. Jonas	—	—	—	—	—

(1)	The “Value Realized on Exercise” and the “Value Realized on Vesting” represent the total number of shares of Class B Common Stock acquired upon exercise or vesting (without regard to the amount of shares withheld to cover taxes, if applicable) and is based on the closing price of the Class B Common Stock on the exercise or vesting date, as applicable.

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CEO Pay Ratio

In accordance with SEC rules, we are providing the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee. The Fiscal 2025 annual total compensation of our Chief Executive Officer, Shmuel Jonas, is $1,479,253; the Fiscal 2025 annual total compensation of our median compensated employee is $32,225, and the ratio of these amounts is 45.9 to 1.

The Company identified the median compensated employee by examining the Fiscal 2025 total cash compensation and the approved value of the annual equity awards granted during Fiscal 2025 for all individuals, excluding its Chief Executive Officer, who were employed by the Company on July 31, 2025, the last day of its fiscal payroll year. The Company included all employees, whether employed on a full-time, part-time, or seasonal basis. The Company did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and it did not annualize the compensation for any full-time employees that were not employed by the Company for all of Fiscal 2025. For employees paid in currencies other than U.S. Dollars, compensation was converted to U.S. Dollars using the average of the applicable monthly exchange rate from August 1, 2024 to July 31, 2025. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios

After identifying the median compensated employee, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table, above.

As illustrated in the table below, the Fiscal 2025 pay ratio for the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee is 45.9 to 1.

	Fiscal 2025 Annual Compensation
	Pay Ratio
	CEO	Median Compensated Employee
Base Salary (including bonus)	$1,179,250	$32,225
Stock Awards	300,003	—
All Other Compensation	$—	—
TOTAL	$1,479,253	$32,225
CEO Pay to Median Compensated Employee Pay Ratio	45.9	1

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Bill Pereira: Under the terms of the Pereira Agreement, in the event of Mr. Pereira’s death or disability, the Company shall pay Mr. Pereira or his estate a death/disability benefit equal to $800,000, one-half to be paid within ten (10) days of termination, and one-half to be paid monthly in equal installments over the six-month period following the date of the initial payment. If Mr. Pereira is terminated without “cause,” or if he voluntarily terminates his employment with “good reason,” each as defined in the Pereira Agreement, (i) he is entitled to a payment equal to $800,000; one-half paid upon ten days after the effective date of a release agreement and one-half paid monthly over the following six-month period and (ii) all awards granted under the Company’s incentive plan shall vest (and the restrictions thereon lapse). A “change in control” is deemed to be “good reason” under the Second Pereira Agreement. Mr. Pereira has agreed not to compete with the Company for a period of one year following the termination of his agreement.

Marcelo Fischer: On November 13, 2008, Mr. Fischer and the Company entered into a Confidential Release and Retention Agreement (the “Fischer Agreement”), pursuant to which the Company shall pay Mr. Fischer (or his estate) a severance payment of $550,000 in the event he is terminated without “cause,” as defined in the Fischer Agreement, or in the event of Mr. Fischer’s death or disability. Mr. Fischer has agreed not to compete with the Company for a period of one year following the termination of his employment.

Howard S. Jonas: Under the terms of the Fifth Revised Jonas Agreement, in the event of Howard S. Jonas’ death or disability, or in the event the Company terminates Howard S. Jonas’ employment without “cause” or Howard S. Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” any unvested restricted shares of Class B Common Stock or other equity award granted in connection with Howard S. Jonas’ service to the Company shall vest. In the event of Howard S. Jonas’ death or disability, or in the event the Company terminates Howard S. Jonas’ employment without “cause” or Howard S. Jonas voluntarily terminates his employment with “good reason,” which includes a “change in control,” the Company shall pay Howard S. Jonas’ estate a lump sum payment equal to twelve (12) months of Howard S. Jonas’ annual base salary (at the rate in effect on the date of his death). Howard S. Jonas has agreed not to compete with the Company for a period of one year following the termination of his agreement (other than termination of his employment for “good reason” or by the Company other than for “cause”).

All Named Executive Officers: All severance payments are contingent on Named Executive Officers executing the Company’s standard release agreement.

The Named Executive Officers are subject to the Company’s Severance Pay and Plan Document (the “Severance Plan”), which was amended and restated on February 19, 2019. Under the Severance Plan, U.S. employees who are terminated without cause are entitled in specific instances, as set forth in the Severance Plan, to severance payments as follows: employees shall receive four weeks of severance pay for each completed year of service up to August 1, 2009 and two weeks for each completed period of service on or after August 1, 2009. Such severance payments are equal to 100% of the employee’s base salary for weeks one through twenty, 80% of the employee’s base salary for weeks twenty-one through twenty-six, and 60% of the employee’s base salary for weeks twenty-seven through forty. Severance payments are capped at forty weeks. If a Named Executive Officer is entitled to a greater severance payment pursuant to an agreement, the greater severance payment shall control.

The following table sets forth quantitative information with respect to potential payments to be made to each of the Named Executive Officers upon termination in various circumstances and/or a change in control of the Company (each an “Event”). The following table assumes the Event took place on July 31, 2025 for each of the Named Executive Officers and uses the closing price of Class B Common Stock on July 31, 2025, the last trading day in Fiscal 2025 ($58.91). The potential payments are based on agreements entered into by Named Executive Officers with the Company, discussed above, the 2015 Plan, the 2024 Plan and the Severance Plan.

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Name	Event of Death or Disability ($)		Change In Control ($)		Termination For Cause ($)	Voluntary Termination for Good Reason ($)		Termination Without Cause ($)
Shmuel Jonas
Restricted Shares/DSUs	—		—		—	—		—
Severance	—		—		—	—		304,615	(1)
Bill Pereira
Restricted Shares/DSUs	—		—		—
Severance	800,000	(2)	800,000	(2)	—	800,000	(2)	800,000	(2)
Marcelo Fischer
Restricted Shares/DSUs	—		920,410	(3)	—	—		—
Severance	550,000	(4)	—		—	—		550,000	(4)
David Wartell
Restricted Shares/DSUs	—		—		—	—		—
Severance	—		—		—	—		92,308	(1)
Menachem Ash
Restricted Shares/DSUs	—				—	—
Severance	—		—		—	—		255,385	(1)
Howard S. Jonas
Restricted Shares/DSUs	—		—		—	—		—
Severance	250,000	(5)	250,000	(5)	—	250,000	(5)	250,000	(5)

(1)	Payable pursuant to the Severance Plan.

(2)	Payable pursuant to the Pereira Agreement.

(3)	Represents the accelerated vesting of 18,094 DSUs. Market value is computed by multiplying the closing market price of the Class B Common Stock on July 31, 2025, the last day that the stock was traded in Fiscal 2025 ($58.91), by the number of DSUs that had not vested as of July 31, 2025. Such computation does not take into consideration the impact of certain vesting conditions. Please see Note 20 – Stock-Based Compensation to our Consolidated Financial Statements included in the Form 10-K.

(4)	Payable pursuant to the Fischer Agreement.

(5)	Payable pursuant to the Fifth Revised Jonas Agreement. Howard S. Jonas’ annual base salary was $250,000 as of July 31, 2025.

Policies and Practices Related to the Timing of Grants of Certain Equity Awards

It is the Compensation Committee’s practice to consider and approve ordinary course annual equity grants for the Company’s executive officers at its regularly scheduled meeting held in September of each year. At this meeting, the Compensation Committee approves the portion of each named executive officer’s annual equity award that will be granted in the form of stock options, if any.

The Company does not schedule its equity grants in anticipation of the release of material, non-public information (“MNPI”), nor does the Company time the release of MNPI based on equity grant dates. In the event MNPI becomes known to the Compensation Committee prior to granting an equity award, the Compensation Committee will take the existence of such information into consideration and use its collective business judgment to determine whether to delay the grant of equity to avoid any impropriety.

During fiscal 2025, no named executive officer received a stock option grant during the period beginning four business days before, and ending one business day after, the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K that discloses MNPI.

Pay vs. Performance

The following table presents compensation information for Shmuel Jonas, the Company’s Chief Executive Officer, and the average compensation information for the other individuals named in the summary compensation table, as well as certain measures relating to Company performance.

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Fiscal Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO ($)		Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4) ($)	Value of Initial Fixed $100 Investment Based On Peer Group’s Total Shareholder Return(5) ($)	Net Income ($)
Fiscal 2025	1,479,253	1,479,253		1,382,896	1,919,113	(6)	911.46	211.03	81,139,000
Fiscal 2024	1,090,000	1,090,000		1,243,526	1,552,575	(7)	588.83	160.76	68,264,000
Fiscal 2023	1,075,425	1,075,425		1,095,435	1,083,516	(8)	364.36	123.63	44,366,000
Fiscal 2022	1,027,500	1,080,870	(9)	584,101	597,684	(10)	399.85	102.23	29,005,000
Fiscal 2021	1,144,500	1,144,500	(11)	671,833	671,833	(12)	764.87	143.91	96,891,000

(1)	Information provided for the last five fiscal years.

(2)	Shmuel Jonas, Chief Executive Officer, is the Principal Executive Officer (“PEO”).

(3)	Howard S. Jonas, Chairman, Bill Pereira, President and Chief Operating Officer, Marcelo Fischer, Chief Financial Officer, David Wartell, Chief Technology Officer, and Menachem Ash, Executive Vice President – Strategy and Legal Affairs, for Fiscal 2025, Fiscal 2024, Fiscal 2023 and Fiscal 2022. Howard S. Jonas, Chairman, Bill Pereira, President and Chief Operating Officer, and Marcelo Fischer, Chief Financial Officer, for Fiscal 2021.
(4)	Calculated based on a hypothetical $100 investment beginning at market close on July 31, 2020.

(5)	Calculated based on a hypothetical $100 investment beginning at market close on July 31, 2020 in the S&P 500 Communication Services.

(6)	In Fiscal 2025, the average compensation actually paid to non-PEO NEOs was higher than the total amount disclosed in the Summary Compensation Table in the average amount of $536,217, due to the following:

(a)	an increase in the average amount of $184,082 ($920,410 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and deferred stock units awarded during Fiscal 2025 to the Non-PEO NEOs that did not vest during Fiscal 2025 based upon the closing price of our Class B Common Stock on July 31, 2025 (the last trading day of Fiscal 2025) of $58.91; see Outstanding Equity Awards at Fiscal Year-End, above;
(b)	an increase in the average amount of $368,634 ($1,843,172 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2025 to the Non-PEO NEOs that vested during Fiscal 2025 based upon the closing price of our Class B Common Stock on the applicable date of vesting; see Option Exercises and Stock and Deferred Stock Units Vested, above;
(c)	an increase in the average amount of $488,494 ($2,442,469 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs that vested during Fiscal 2025 (based on the closing price of our Class B Common Stock on such vesting date) as compared to the fair market value of such restricted shares of Class B Common Stock and DSUs that were outstanding and unvested on July 31, 2024 (the last trading day of Fiscal 2024, which had a closing price of our Class B Common Stock on such date of $38.23); and
(d)	a decrease in the average amount of $504,993 ($2,524,965 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2025 to the Non-PEOs based upon the price of the Class B Common Stock at the applicable grant date; see Summary Compensation Table, above.

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(7)	In Fiscal 2024, the average compensation actually paid to non-PEO NEOs was higher than the total amount disclosed in the Summary Compensation Table in the average amount of $309,049, due to the following:

(a)	an increase in the average amount of $179,681 ($898,405 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and deferred stock units awarded during Fiscal 2024 to the Non-PEO NEOs that did not vest during Fiscal 2024 based upon the closing price of our Class B Common Stock on July 31, 2024 (the last trading day of Fiscal 2024) of $38.23; see Outstanding Equity Awards at Fiscal Year-End, above;
(b)	an increase in the average amount of $297,500 ($1,487,498 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2024 to the Non-PEO NEOs that vested during Fiscal 2024 based upon the closing price of our Class B Common Stock on the applicable date of vesting; see Option Exercises and Stock and Deferred Stock Units Vested, above;
(c)	an increase in the average amount of $285,220 ($1,426,101 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs outstanding and unvested on July 31, 2024 (the last trading day of Fiscal 2024, which had a closing price of our Class B Common Stock on such date of $38.23) as compared to the fair market value of such restricted shares of Class B Common Stock and DSUs that were outstanding and unvested on July 31, 2023 (the last trading day of Fiscal 2023, which had a closing price of our Class B Common Stock on such date of $23.63);
(d)	an increase in the average amount of $5,434 ($27,172 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs that vested during Fiscal 2024 (based on the closing price of our Class B Common Stock on such vesting date) as compared to the fair market value of such restricted shares of Class B Common Stock and DSUs that were outstanding and unvested on July 31, 2023 (the last trading day of Fiscal 2023, which had a closing price of our Class B Common Stock on such date of $23.63); and
(e)	a decrease in the average amount of $458,786 ($2,293,930 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2024 to the Non-PEOs based upon the price of the Class B Common Stock at the applicable grant date; see Summary Compensation Table, above.

(8)	In Fiscal 2023, the average compensation actually paid to non-PEO NEOs was lower than the total amount disclosed in the Summary Compensation Table in the average amount of $11,919, due to the following:

(a)	an increase in the average amount of $466,487 ($2,332,436 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2023 to the Non-PEO NEOs that did not vest during Fiscal 2023 based upon the closing price of our Class B Common Stock on July 31, 2023 (the last trading day of Fiscal 2023) of $23.63; see Outstanding Equity Awards at Fiscal Year-End, above;
(b)	an increase in the average amount of $46,314 ($231,570 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2023 to the Non-PEO NEOs that vested during Fiscal 2023 based upon the closing price of our Class B Common Stock on the applicable date of vesting; see Option Exercises and Stock and Deferred Stock Units Vested, above. Excluded from this calculation are restricted shares of Class B Common Stock owned by Bill Pereira and Marcelo Fischer that were awarded in Fiscal 2023 for services provided in Fiscal 2022, see footnote 8 below; and
(c)	a decrease in the average amount of $524,720 ($2,623,200 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock and DSUs awarded during Fiscal 2023 to the Non-PEOs based upon the price of the Class B Common Stock at the applicable grant date; see Summary Compensation Table, above.

(9)	In Fiscal 2022, the compensation actually paid to Shmuel Jonas (PEO) was greater than the total amount disclosed in the Summary Compensation Table in the amount of $53,370, due to the following:

(a)	an increase in the amount of $319,620 related to the fair market value of restricted shares of Class B Common Stock awarded during Fiscal 2025 for services provided by Shmuel Jonas in Fiscal 2022 that vested upon grant based upon the closing price of our Class B Common Stock on the applicable date of vesting; see Option Exercises and Stock and Deferred Stock Units Vested, above; and
(b)	a decrease in the amount of $266,250 related to the fair market value of restricted shares of Class B Common Stock awarded during Fiscal 2025 for services provided by Shmuel Jonas in Fiscal 2022 based upon the price of the Class B Common Stock at the applicable grant date; see Summary Compensation Table, above.

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(10)	In Fiscal 2022, the average compensation actually paid to non-PEO NEOs was higher than the total amount disclosed in the Summary Compensation Table in the average amount of $13,583, due to the following:

(a)	an increase in the average amount of $83,334 ($416,670 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock awarded during Fiscal 2023 for services provided by two non-PEO NEOs (Bill Pereira and Marcelo Fischer) in Fiscal 2022 that vested upon grant based upon the closing price of our Class B Common Stock on the applicable date of vesting; see Option Exercises and Stock and Deferred Stock Units Vested, above; and
(b)	a decrease in the average amount of $69,751 ($348,753 in the aggregate) related to the fair market value of restricted shares of Class B Common Stock awarded during Fiscal 2023 for services provided by two non-PEO NEOs (Bill Pereira and Marcelo Fischer) in Fiscal 2022 based upon the price of the Class B Common Stock at the applicable grant date; see Summary Compensation Table, above.

(11)	The value of a grant to Shmuel Jonas in Fiscal 2021 of 50 restricted shares of Class B common stock of net2phone 2.0, Inc., a subsidiary of the Company (“net2phone 2.0”), which represents 5% of the outstanding common stock of net2phone 2.0, was valued at the time of grant and assumed to not have changed value by the end of Fiscal 2021 as such shares were illiquid and did not vest by the end of Fiscal 2021.

(12)	The value of a grant to Howard S. Jonas (a non-PEO NEO) in Fiscal 2021 of 50 restricted shares of Class B common stock of net2phone 2.0, which represents 5% of the outstanding common stock of net2phone 2.0, was valued at the time of grant and assumed not to have changed value by the end of Fiscal 2021 as such shares were illiquid and did not vest by the end of Fiscal 2021.

The cash components of our executive compensation are based on a number of factors, including, in the case of bonus compensation, goals for the Company and for individual executive officers that are set early in the fiscal year by the Compensation Committee of our Board of Directors. Those goals typically include specific financial metrics as well as other qualitative and quantitative factors related to operational and other matters. Following the end of each fiscal year, management reports to the Compensation Committee regarding actual performance relative to the goals, the contribution of each executive officer related to the goals set for the Company and the relevant executive and other factors regarding the performance of the executive officers, and makes recommendations regarding various elements of compensation. The Compensation Committee then determines the compensation to be awarded.

Executive officers are also granted, from time to time, equity awards in securities of the Company or its subsidiaries to directly align their interests with those of our stockholders. Equity awards may include grants of restricted shares of stock, options to purchase shares of stock and deferred stock units which may have performance-based vesting criteria in addition to time-based vesting criteria.

While the specific factors that drive compensation decisions may not directly correlate with our net income or Total Shareholder Return, many of the criteria used tend to impact compensation as well as Total Shareholder Return and that contributes to the correlation shown in the table above.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2015 Plan and the 2024 Plan, pursuant to which options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and deferred stock units may be awarded. The Company anticipates awarding options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and deferred stock units to employees, officers, directors and consultants under the 2024 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company as of July 31, 2025.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	—	$—	23,934	(1)
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	23,934	(1)

(1)	Does not include shares of Class B Common Stock issuable pursuant to 18,229 outstanding DSUs that will be deducted from the 2024 Plan when the underlying shares of Class B Common Stock are issued on the DSUs’ vesting dates. The number of shares of Class B Common Stock to be issued on the DSUs’ vesting date will vary depending upon the market price of the Class B Common Stock. Please see Note 20 – Stock-Based Compensation to our Consolidated Financial Statements included in the Form 10-K.

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PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Third Restated Certificate of Incorporation, the number of members of the Board of Directors is to be between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at six, including one ex-officio (non-voting) director who is to be appointed by the voting members of the Board, and there are currently six directors on the Board of Directors, including one ex-officio (non-voting) director. The current terms of all serving directors expire at the Annual Meeting. The Company’s Eighth Amended and Restated By-Laws enable the Board of Directors to appoint one or more ex-officio (non-voting) directors to serve on the Board. Bill Pereira was appointed ex-officio (non-voting) director on March 24, 2021 and has since served in that capacity. The stockholders are not being asked to vote on Mr. Pereira’s appointment as an ex-officio (non-voting) director.

The nominees for voting members of the Board of Directors are Eric F. Cosentino, Howard S. Jonas, Irwin Katsof, Judah Schorr and Elaine S. Yatzkan, each of whom has consented to be named in this proxy statement and to serve if elected.

Each of these director nominees is standing for election for a term of one year until the 2026 annual meeting of stockholders, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast for or against a director nominee at the Annual Meeting shall elect each voting director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the director nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills, including as to personal factors of nominees and the diverse perspectives that nominees may bring to their service on the Board and that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Eric F. Cosentino has been a director of the Company since February 2007. Rev. Cosentino was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from September 2008 until May 2016. Rev. Cosentino was a member of the National Association of Corporate Directors (NACD) from March 2009 to 2021. Rev. Cosentino earned an NACD Governance Fellowship in 2014, when he completed NACD’s comprehensive program study for corporate directors. He supplements his skill sets through ongoing engagement with the director community and access to leading practices. Rev. Cosentino served on the Board of Directors of a Company subsidiary, IDT Entertainment, until it was sold to Liberty Media in 2006. Rev. Cosentino was the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until his retirement in 2014. He began his ordained ministry in 1984 as curate (assistant) at St. Elizabeth’s Episcopal Church in Ridgewood, Bergen County, New Jersey. He has also served on the Board of Directors of the Evangelical Fellowship Anglican Communion of New York. Rev. Cosentino has published articles and book reviews for The Episcopal New Yorker, Care & Community, and Evangelical Journal. Rev. Cosentino received a B.A. from Queens College and a M.Div. from General Theological Seminary, New York.

Key Attributes, Experience and Skills:

Rev. Cosentino has strong leadership skills, having served as the Rector of the Episcopal Church of the Divine Love in Montrose, New York, from 1987 until 2014. As Chairman of the Company’s Corporate Governance Committee, Rev. Cosentino has become well-versed in corporate governance issues by attending seminars and joining the National Association of Corporate Directors in March 2009. Rev. Cosentino’s long tenure as a director of the Company, as well as prior tenures with former Company subsidiaries’ Zedge and IDT Entertainment, brings extensive knowledge of our Company to the Board.

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Howard S. Jonas founded IDT in August 1990, has served as Chairman of the Board of Directors since its inception and has served as its Chairman since September 2022. Mr. Jonas served as a member of the Board of Directors from inception to December 2020, when he was appointed as an ex-officio (non-voting) member of the Board of Directors. In March 2021, Mr. Jonas was reappointed as a voting member of the Board of Directors. Mr. Jonas served as Chief Executive Officer of the Company from October 2009 through December 2013 and from December 1991 until July 2001. From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd., a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the Board of Directors of Genie Energy since the spin-off. From June 2016 to November 2016, Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016. Mr. Jonas has served as the Vice Chairman of Zedge, Inc. since November 2016. Mr. Jonas also has served as the Chairman of the Board of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, since the spin-off, and also as the Chief Executive Officer until May 2021. Mr. Jonas also has served as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT, since it was spun off to stockholders in September 2009, and has been its Chairman since June 2022 and was its Chief Executive Officer from February 2019 through April 2020. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. (f/k/a Cornerstone Pharmaceuticals) since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Howard S. Jonas brings tremendous knowledge of all aspects of our Company and each industry in which it is involved to the Board. Howard S. Jonas’ service as Chairman and Chairman of the Board creates a critical link between management and the Board, enabling the Board to perform its oversight function with the benefits of management’s perspectives on the businesses of the Company. In addition, having Howard S. Jonas on the Board provides our Company with effective leadership.

Irwin Katsof has been a director of the Company since December 2024. He is the founder and the President of Global Capital Associates, Inc. Irwin Katsof was the Co-Leader of the U.S. Commerce department 2008 Trade Mission to the Republic of Georgia with Under Secretary of Trade John Sullivan, U.S. Trade Representative Larry Walther and Director of Overseas Private Investment Corporation (OPIC) Robert Mosbacher Jr. In 2011, he was appointed, by U.S. Secretary of Commerce Gary Locke and Ambassador Ron Kirk, the United States Trade Representative to serve on the U.S. Commerce Department Trade Advisory Board (ITAC 6) to advise the United States government on International Trade Policy. In 2013, Mr. Katsof formed TradeMissions.Org, which has organized 85 international trade missions in partnership with the U.S. Department of Commerce to countries including Brazil, Canada, Switzerland, Germany, Israel, Singapore, India, the United Kingdom, Saudi Arabia, UAE, Bahrain and Hong Kong. From 2010 to 2020, Mr. Katsof was Executive Director of America’s Voices In Israel, which arranged trips to Israel for political leaders, celebrities and athletes. Mr. Katsof served as a director of IDW Media Holdings, Inc. (OTC: IDWM) from October 2010 through March 2023. Mr. Katsof received his B.A. in Psychology and Organizational Development from Loyola College — Concordia University, Montreal, his Rabbinical Ordination from Yeshivat Aish Hatorah, Jerusalem and his Masters in Transpersonal Psychology from Atlantic University. In 2024, Mr. Katsof published his fourth book, a business memoir and self-help book entitled “Living Dangerously: How I tried to get Rich without losing my Soul.” Mr. Katsof also completed his Series 39 and 7 exams.

Key Attributes, Experience and Skills:

Mr. Katsof’s breadth of experience brings important perspectives to the Company’s Board. He has important contacts in both the private and public sector. His skills in interpersonal relationships and working with disparate groups is useful in enabling the Company’s business units to work in a collaborative and mutually beneficial manner.

Judah Schorr has been a director of the Company since December 2006. Dr. Schorr founded Judah Schorr MD PC in 1994, an anesthesia provider to hospitals, ambulatory surgery centers and medical offices, and has been its President and owner since its inception, as well as the President of its subsidiary, Tutto Anesthesia. Dr. Schorr is an attending physician at Anesthesia Services at Bergen Regional Medical Center, the largest hospital in the state of New Jersey, and the Managing Partner of Chavrusa Realty Corp., a commercial real-estate company in Long Island, New York. Dr. Schorr received his B.S. in Psychology from Brooklyn College and his M.D. from the University of Trieste Faculty of Medicine and Surgery in Italy.

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Key Attributes, Experience and Skills:

Through Dr. Schorr’s career as an entrepreneur driving the growth of Judah Schorr MD PC and Chavrusa Realty Corp., he has obtained valuable business and management experience and brings important perspectives on the issues facing the Company. Dr. Schorr’s tenure as a member of the Board and its Compensation, Corporate Governance and Audit Committees brings useful compliance insights to the Board.

Elaine S. Yatzkan has served as a director of the Company since December 2023. Ms. Yatzkan received her B.A. from Barnard College, and her MSW and PhD degrees from the New York University School of Social Work. Elaine Yatzkan had a private practice of psychotherapy from 1973-2023 and served as the Director of Program Development for the Jewish Guild for the Blind from 1990-2010.

Key Attributes, Experience and Skills:

Elaine S. Yatzkan brings a different perspective to the Board than the current members due to her age and gender. She is active in promoting women to leadership roles and is committed to that goal. The Company believes that obtaining input from more diverse perspectives enhances the Board’s oversight of management and provides input on addressing different markets.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Shmuel Jonas	44	Chief Executive Officer and Named Executive Officer
Howard S. Jonas	69	Chairman, Chairman of the Board, Director, Director Nominee and Named Executive Officer
Bill Pereira	60	President, Chief Operating Officer, Ex-Officio (Non-Voting) Director and Named Executive Officer
Marcelo Fischer	58	Chief Financial Officer and Named Executive Officer
Joyce J. Mason	66	Executive Vice President, General Counsel and Corporate Secretary
David Wartell	46	Chief Technology Officer and Named Executive Officer
Menachem Ash	53	Executive Vice President of Strategy and Legal Affairs and Named Executive Officer
Mitch Silberman	57	Chief Accounting Officer and Controller
Nadine Shea	54	Executive Vice President of Global Human Resources
Eric F. Cosentino	68	Director and Director Nominee
Irwin Katsof	70	Director and Director Nominee
Judah Schorr	73	Director and Director Nominee
Elaine S. Yatzkan	92	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers, except Howard S. Jonas, whose information is set forth above in Proposal No. 1:

Shmuel Jonas has served as Chief Executive Officer of the Company since January 2014. Mr. Jonas served as Chief Operating Officer of the Company from June 2010 through December 2013. Mr. Jonas joined the Company in June 2008 and served as a Vice President until June 2009 when he was elected to serve as the Company’s Vice President of Operations. Since 2004, Mr. Jonas has been the managing member of Arlington Suites, a thirty million dollar mixed-use ground-up development project in Bronx, New York. In addition, Mr. Jonas was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from October 2010 until May 2016. From 2006 through 2008, Mr. Jonas was a partner in a 160-unit garden apartment complex in Memphis, Tennessee. Between 2004 and 2005, Mr. Jonas owned and operated various businesses in the food industry, including BID Distribution, a distributor and marketer of frozen desserts to grocery stores and food service operations.

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Bill Pereira served as a voting member of the Company’s Board of Directors from October 31, 2011 to March 2021, when he was appointed as an ex-officio (non-voting) member of the Board of Directors. Mr. Pereira has also served as President and Chief Operating Officer of the Company since January 1, 2018. Mr. Pereira served as the Chief Executive Officer and President of IDT Telecom from October 31, 2011 to December 31, 2017. Mr. Pereira served as Chief Financial Officer of the Company from January 2009 until October 2011, and served as the Treasurer from January 2009 to December 2010. Previously, he served as Executive Vice President of Finance for the Company from January 2008 to January 2009. Mr. Pereira initially joined the Company in December 2001 when the Company bought Horizon Global Trading, a financial software firm where he was a managing partner. In February 2002, Mr. Pereira joined Winstar Communications, a subsidiary of the Company, as a Senior Vice President of Finance. Mr. Pereira was promoted to CFO of Winstar Communications, a position he held until 2006 when he was named a Senior Vice President of the Company responsible for financial reporting, budgeting and planning. Prior to joining the Company, Mr. Pereira worked for a number of companies in the financial sector, including Prudential Financial, SBC Warburg and UBS. Mr. Pereira received a B.S. from Rutgers University and an M.B.A. from the New York University Stern School of Business.

Marcelo Fischer has served as the Company’s Chief Financial Officer since June 3, 2019 and as Chief Financial Officer of IDT Telecom since June 2007. Mr. Fischer served as Senior Vice President–Finance (the Company’s principal financial officer position) from October 31, 2011 to June 2019. Mr. Fischer also served as the Company’s Senior Vice President of Finance from March 2007 to June 2007. Mr. Fischer served as the Company’s Chief Financial Officer and Treasurer from June 2006 to March 2007, as the Company’s Controller from May 2001 until June 2006 and as Chief Accounting Officer from December 2001 until June 2006. Prior to joining the Company, Mr. Fischer was the Corporate Controller of Viatel, Inc. from 1999 until 2001. From 1998 through 1999, Mr. Fischer was the Controller of the Consumer International Division of Revlon, Inc. From 1991 through 1998, Mr. Fischer held various accounting and finance positions at Colgate-Palmolive Corporation. Mr. Fischer, a Certified Public Accountant, received a B.A. from the University of Maryland and an M.B.A. from the New York University Stern School of Business.

Joyce J. Mason has served as an Executive Vice President of the Company since December 1998 and as General Counsel and Corporate Secretary of the Company from its inception. Ms. Mason also served as a director of the Company from its inception until December 2006. In addition, Ms. Mason was a director of Zedge, Inc., a former subsidiary of the Company that was spun off to stockholders in June 2016, from September 2008 until May 2016, and she also served as a director of IDT Telecom from December 1999 until May 2001 and as a director of Net2Phone from October 2001 until October 2004. Ms. Mason has served as the Corporate Secretary of Rafael Holdings, Inc., a former subsidiary of the Company that was spun off to stockholders in March 2018, from its inception in July 2017. Ms. Mason has also served as a director of Genie Energy Ltd., a former subsidiary of the Company that was spun off to stockholders in October 2011, since May 2021. Ms. Mason served as Corporate Secretary of IDW Media Holdings, Inc. from March 2023 until April 2025, and, prior to that, from September 2019 to March 2023 as its Assistant Corporate Secretary. Prior to joining the Company, Ms. Mason had been in private legal practice. Ms. Mason received a B.A. from the City University of New York and a J.D. from New York Law School.

Mitch Silberman has served as the Company’s Chief Accounting Officer and Controller since June 2006. Mr. Silberman joined the Company in October 2002 as Director of Financial Reporting until his promotion to Assistant Controller in October 2003. Prior to joining the Company, Mr. Silberman was a senior manager at KPMG LLP, where he served in the firm’s Biotechnology and Pharmaceutical practice. Prior to KPMG, Mr. Silberman worked for Grant Thornton LLP, serving in the firm’s Telecommunications, Service and Technology practice. Mr. Silberman, a Certified Public Accountant, received a Bachelor of Science in Accounting from Brooklyn College.

Menachem Ash has served as the Company’s Executive Vice President of Strategy and Legal Affairs since October 2012. Mr. Ash served as the managing attorney of the Company’s legal department from June 2011 to October 2012. Mr. Ash has served as senior counsel to several IDT divisions since he joined the Company in July 2004, including IDT Telecom and IDT Carmel. Mr. Ash served as President of Rafael Holdings, Inc., a former subsidiary of the Company that was spun off to stockholders in March 2018, from its inception in July 2017 to September 2021. Prior to joining the Company, Mr. Ash served as General Counsel to Telstar International, Inc., a telecommunications services provider. Mr. Ash also worked at KPMG as a senior associate in its tax group focusing on financial services and technology companies. He is a graduate of Brooklyn College and the Benjamin N. Cardozo School of Law.

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Nadine Shea has served as the Company’s Executive Vice President of Global Human Resources since September 2019. Ms. Shea joined the Company in May 2000 as Associate General Counsel and held various senior counsel roles at the Company. Prior to joining the Company, Ms. Shea worked in private legal practice. Ms. Shea received a B.A. in Criminal Justice from the University of Maryland and a J.D. from New York Law School.

David Wartell has been the Chief Technology Officer of the Company since March 2018 and the Executive Vice President – Technology of IDT Telecom since June 2017. Mr. Wartell brings 20 years of operational experience in enterprise and cloud technology to the Company. Prior to joining the Company, he was Executive Vice President of Idera Inc., one of the largest private B2B software vendors in the world, with products evangelized by millions of community members, and more than 50,000 customers. Previously, he was founder and CEO of R1soft.com, a leading provider of cloud backup and disaster recovery software. Earlier in his career, he ran operations for some of the largest cloud service providers in the world. Mr. Wartell received a B.S. in Computer Engineering from Michigan State University.

Relationships among Directors, Director-Nominees and Executive Officers

Howard S. Jonas and Joyce J. Mason are brother and sister. Howard S. Jonas and Shmuel Jonas are father and son. Joyce J. Mason and Shmuel Jonas are aunt and nephew. Howard S. Jonas and Elaine S. Yatzkan are son-in-law and mother-in-law. Shmuel Jonas and Elaine S. Yatzkan are grandson and grandmother. There are no other familial relationships among any of the directors, director nominees or executive officers of the Company.

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PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO THE COMPANY’S

2024 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2024 Equity Incentive Plan (the “2024 Plan”) that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 175,000. The Board of Directors adopted the proposed amendment to the 2024 Plan on September 18, 2025, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 175,000 is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2015 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2024 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2024 Plan, as proposed to be amended. A copy of the 2024 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2024 PLAN

Pursuant to the 2024 Plan, officers, employees, directors and consultants of the Company and certain of its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, restricted stock and deferred stock units. There are approximately 1,893 employees and directors eligible for grants under the 2024 Plan. Options granted under the 2024 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and restricted stock units may be granted in addition to or in lieu of any other award made under the 2024 Plan.

The maximum number of shares reserved for the grant of awards under the 2024 Plan is 425,000 shares of Class B Common Stock. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2024 Plan. Subject to the provisions of the 2024 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2024 Plan and may at any time adopt such rules and regulations for the 2024 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2024 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations may apply to ISOs. The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2024 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine.

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The 2024 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2024 Plan also permits the Compensation Committee to grant SARs. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or shares of Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

When an SAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2024 Plan.

The 2024 Plan further provides for the granting of restricted stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria.

The grantee of a restricted stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time, and from time to time, suspend, amend, modify or terminate the 2024 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2024 Plan after October 26, 2033, ten years from the Board’s approval of the 2024 Plan.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2024 Plan to officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2024 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2024 Plan:

Incentive Stock Options. ISOs granted under the 2024 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

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Further, if after exercising an ISO, a participant disposes of the shares of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2024 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2024 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of the Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

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With respect to restricted stock awards under the 2024 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2024 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2024 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO).

On October 21, 2025, the last reported sale price of the Class B Common Stock on the New York Stock Exchange was $49.42 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

APPROVAL OF THE AMENDMENT TO THE 2024 PLAN AS DESCRIBED ABOVE.

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THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025

Grant Thornton LLP is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since January 28, 2020. Grant Thornton LLP was the Company’s independent registered public accounting firm for Fiscal 2024 and Fiscal 2025.

The Company is not asking stockholders to ratify at the Annual Meeting the appointment of Grant Thornton LLP or any other firm as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2025.

We expect that representatives for Grant Thornton LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Grant Thornton LLP for the period from August 1, 2023 to July 31, 2025.

Fiscal Years Ended July 31	2025	2024
Audit Fees (1)	$1,632,695	$1,617,624
Audit-Related Fees (2)	-	-
Tax Fees (3)	48,435	45,468
All Other Fees (4)	7,996	7,577
Total	$1,689,126	$1,631,669

(1)	Audit Fees consist of fees for the audit of the Company’s financial statements included in the Form 10-K and reviews of financial statements included in the Company’s Form 10-Qs, for the audits of the effectiveness of the Company’s internal controls over financial reporting and for services that are normally provided by the independent accountant in connection with statutory and regulatory filings or engagements.

(2)	There were no Audit-Related Fees for Fiscal 2024 or Fiscal 2025.

(3)	Tax Fees consist of fees for tax compliance and tax preparation related to three of the Company’s subsidiaries in Fiscal 2024 and Fiscal 2025.

(4)	In Fiscal 2024 and Fiscal 2025, All Other Fees included fees relating to the support with statutory filings of a foreign subsidiary.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Grant Thornton, LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2025 and Fiscal 2024.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s (“PCAOB”) and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

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Report of the Audit Committee

The purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s purpose is more fully described in its charter, which can be found on the Company’s website at www.idt.net/investors-and-media/governance. The Audit Committee reviews its charter on an annual basis. The Board of Directors annually reviews the NYSE listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Irwin Katsof qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to reasonably assure compliance with accounting standards, applicable laws, and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and to the Company’s management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets.

The Company’s independent registered public accounting firm for Fiscal 2025, Grant Thornton LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Grant Thornton LLP and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings releases. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal auditors and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. The Company’s independent audit firm has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent audit firm and the Company’s management that firm’s independence. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Grant Thornton LLP. Pre-approval includes audit services, audit-related services, tax services and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended July 31, 2025, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2025. The Committee has also reviewed and discussed with Grant Thornton LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Irwin Katsof, Chairman
Eric F. Cosentino
Judah Schorr

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

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OTHER INFORMATION

Submission of Proposals for the 2026 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2026 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than July 5, 2026. In addition, any stockholder proposal submitted with respect to the Company’s 2026 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto will not be included in the relevant proxy materials and will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s General Counsel and Corporate Secretary after September 22, 2026.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 13, 2026, or not later than the date that is 60 days prior to the one-year anniversary of the Annual Meeting if such meeting takes place on any day other than December 10, 2026.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for Fiscal 2025 may be obtained by contacting Bill Ulrey, Vice President–Investor Relations and External Affairs, by phone at (973) 438-3838, by mail addressed to Bill Ulrey, Vice President–Investor Relations and External Affairs, at 520 Broad Street, Newark, New Jersey 07102, or may be requested through the Get In Touch section of our website: https://www.idt.net/investors-and-media.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

October 30, 2025
Joyce J. Mason
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT A

2024 EQUITY INCENTIVE PLAN

Effective October 26, 2023 to October 26, 2033
(Amended and Restated on September 18, 2025)

Section 1. Purpose; Definitions. The purposes of the IDT Corporation 2024 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable IDT Corporation, a Delaware corporation (the “Company”), and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Approval Date” has the meaning defined below in Section 17.

(d) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.

(e) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(f) “Board” means the Board of Directors of the Company, as constituted from time to time.

(g) “Cash or Other Stock Based Award” means an award that is granted under Section 10.

(h) “Cause” means (i) the Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that the Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) the Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) the Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.

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(i) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) directly or directly by: (i) any person who, together with such person’s Affiliates, on November 1, 2023, owned beneficially or of record securities representing 25% or more of the combined voting power of the Company’s then outstanding voting securities, (ii) one or more trusts solely for the benefit of any such persons and/or any Family Member(s) of such persons or (iii) one or more entities that are directly or indirectly controlled by such persons or and/or any Family Member(s) of such persons or (iv) as otherwise determined by the Committee), is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(i)(i), Section 1(i)(iii), Section 1(i)(iv) or Section 1(i)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.

Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(k) “Committee” means the committee authorized to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director. Unless otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee.

(l) “Director” means a member of the Board.

(m) “Disability” means a condition rendering a Participant Disabled.

(n) “Disabled” will have the same meaning as set forth in Section 22I(3) of the Code.

(o) “Effective Date” has the meaning defined below in Section 17.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system (including, without limitation, the New York Stock Exchange), the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that exchange or system at the close of regular hours trading for the last preceding date on which there were sales of Shares on such exchange or system; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the last preceding date; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

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(r) “Family Member” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than 50% of the voting interests.

(s) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(t) “Insider Trading Policy” shall mean the Insider Trading Policy (or similar policy) of the Company, as may be amended from time to time or any replacement therefor.

(u) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission and shall refer to a Non-Employee Director of the Company or any Subsidiary of the Company who is not an employee of the Company or any Subsidiary.

(v) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(w) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(x) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(y) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its Affiliates to whom an Award is granted.

(z) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(aa) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(bb) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Shares” means shares of the Company’s Class B common stock, par value $0.01, subject to substitution or adjustment as provided in Section 3(e) hereof.

(ee) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(ff) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee; provided, that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

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The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the other terms and conditions of each Award; and

(e) modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to employees of the Company or its Subsidiaries who are not executive officers of the Company subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. The Committee may revoke any such delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in this Section 3, the maximum number of Shares that may be issued in respect of Awards under the Plan is 425,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued in respect of Awards granted in substitution for equity-based awards of an entity acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, shall not reduce the maximum number of Shares available for delivery under the Plan.

(b) Incentive Stock Option Limit. Subject to adjustment as provided in Section 3(e) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 100% of the amount stated in the first sentence of Section 3(a) of the Plan.

(c) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan.

(d) Shares Withheld in Satisfaction of Taxes or Exercise Price. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will again become available for grant under the Plan.

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(e) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it deems equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(f) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee determines to be appropriate under the circumstances.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Notwithstanding any provision of this Section 3(f), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(f) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

(g) Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3; and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

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(h) Annual Compensation Limitations for Non-Employee Directors. Beginning with the first fiscal year following the year in which the Approval Date occurs, the aggregate amount of equity and cash compensation (collectively “Compensation”) payable to a Non-Employee Director with respect to a fiscal year, whether under the Plan or otherwise, for services as a Non-Employee Director, shall not exceed $750,000; provided, however, that such amount shall be $1,000,000 for the fiscal year in which the applicable Non-Employee Director is initially elected or appointed to the Board (collectively, the “Director Limit”). Equity incentive awards shall be counted towards the Director Limit in the year in which they are granted, based on the grant date fair value of such awards for financial reporting purposes (but excluding the impact of estimated forfeitures related to service-based vesting provisions). Cash fees shall be counted towards the Director Limit in the year for which they are reported as compensation in the Company’s director compensation disclosures pursuant to Item 402 of Regulation S-K under the Securities Act, or a successor provision. The Director Limit shall not apply to (i) Compensation earned by a Non-Employee Director solely in his or her capacity as chairperson of the Board or lead independent director; (ii) Compensation earned with respect to services a Non-Employee Director provides in a capacity other than as a Non-Employee Director, such as an advisor or consultant to the Company; and (iii) Compensation awarded by the Board to a Non-Employee Director in extraordinary circumstances, as determined by the Board in its discretion, in each case provided that the Non-Employee Director receiving such additional Compensation does not participate in the decision to award such Compensation.

Section 4. Eligibility. Employees, Directors, consultants and other persons who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided that such persons are eligible to be issued securities of the Company registered on Form S-8 or exempt from registration under Rule 701 under the Securities Act, as applicable (or any successor provision). However, only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Shares. The number of Shares subject to the Option.

(b) Option Price. The exercise price per Share under an Option will be determined by the Committee and, in the case of an Incentive Stock Option, will not be less than 100% of Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.

(c) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option. Unless otherwise specified by the Committee or required by the second sentence of this paragraph, each Option will have a term of 10 years (subject to earlier termination in accordance with other provisions of this Plan and the applicable award agreement).

(d) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

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(e) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price and any taxes required to be withheld in connection with such exercise, either by certified or bank check, in the manner described in the next sentence, or by such other means as the Committee may accept. Unless otherwise determined by the Committee (which determination may be made at any time), payment of the exercise price of an Option may be paid in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value over (b) the Option exercise price, divided by (B) the then current Fair Market Value.

An Option will not confer upon the Participant any of the rights or privileges of a stockholder in the Company unless and until the Participant exercises the Option in accordance with the paragraph above and is issued Shares pursuant to such exercise.

(f) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(g) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of an underlying Share of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

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(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then six (6) months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right. In the event that an Option or Stock Appreciation Right granted hereunder shall be exercised by the legal representatives of a deceased or former Participant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then six (6) months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right. In the event that an Option or Stock Appreciation Right granted hereunder shall be exercised by the legal representatives of a former Participant, written notice of such exercise shall be accompanied by proof of the right of such legal representative to exercise such Option or Stock Appreciation Right

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares that the Company has not yet delivered will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions (provided that such Shares shall continue to be subject to the Insider Trading Policy to the extent applicable).

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(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the cash distributions or dividends will be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock, to the extent Shares are available under Section 3 of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution). Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash or Other Stock Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

Section 11. Amendments and Termination. Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12. Repricing Permitted. The Committee may reprice Options or Stock Appreciation Rights without stockholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancellation of outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, (iii) directly or indirectly reducing the exercise price or base price of outstanding Options or Stock Appreciation Rights, or (iv) any other method.

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Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

(c) If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance or sale of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members, to partnerships in which such family members are the only partners, to other similar estate planning vehicles, or to such other transferees as the Committee permits (taking into account the restrictions or requirements of applicable tax, securities and other laws), provided that the Shares underlying such Award shall continue to be subject to the Insider Trading Policy to the extent applicable. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. To the extent authorized by the Committee, the required tax withholding may be satisfied by the withholding of Shares subject to the Award based on the fair market value of those Shares, as determined by the Company, but in any case not in excess of the amount determined based on the maximum statutory tax rate in the applicable jurisdiction. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

Section 16. General Provisions.

(a) The Committee may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Committee believes are appropriate.

(b) The Awards, and any Shares subject thereto, will be subject to the Company’s stock ownership, securities trading, anti-hedging and other similar policies as in effect from time to time.

(c) All Shares or other securities delivered under the Plan will be subject to such stop-transfer orders and other restrictions as the Board may deem necessary to reflect the terms of the applicable Award or advisable to comply with the rules, regulations and other requirements of the Securities Act, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law.

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(d) Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 17. Effectiveness of Plan. The Plan became effective on October 26, 2023 (the “Effective Date”), the date it was approved by the Board; and was approved by the stockholders of the Company at its annual meeting of stockholders on December 13, 2023 (the “Approval Date”).

Section 18. Term of Plan. Unless extended with the approval of the stockholders of the Company, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards shall thereafter be granted under the Plan.

Section 19. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 20. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 21. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

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ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the IDT Corporation

Stockholders Meeting to be Held on December 11, 2025:

The Notice of Annual Meeting and Proxy Statement and the 2025 Annual Report are available at:

www.idt.net/investors-and-media

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES, “FOR” PROPOSAL 2 AND FOR “THREE YEARS” ON PROPOSAL 3

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Election of Directors: NOMINEES:				2.	To approve an amendment to the IDT Corporation 2024 Equity Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 175,000.	☐	☐	☐

	Eric F. Cosentino	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	Irwin Katsof	☐	☐	☐
	Judah Schorr	☐	☐	☐
	Elaine S. Yatzkan	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future IDT CORPORATION proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

IDT CORPORATION

520 Broad Street, Newark, New Jersey 07102

(973) 438-1000

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 11, 2025

The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of IDT Corporation to be held at the Offices of IDT Corporation, 520 Broad Street, Newark, New Jersey 07102 on December 11, 2025 at 11:00 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTEED “FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2 LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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ANNUAL MEETING OF STOCKHOLDERS OF

IDT CORPORATION

December 11, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting.
MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	COMPANY NUMBER _______________
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.	ACCOUNT NUMBER _______________

↓ Please detach along perforated line and mail in the envelope provided you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES
“FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1.	Election of Directors: NOMINEES:				2.	To approve an amendment to the IDT Corporation 2024 Equity Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by an additional 175,000.	☐	☐	☐

	Eric F. Cosentino	☐	☐	☐
	Howard S. Jonas	☐	☐	☐
	Irwin Katsof	☐	☐	☐
	Judah Schorr	☐	☐	☐
	Elaine S. Yatzkan	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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